Munich American Reassurance Company [LOGO]
--------------------------------------------------------------------------------

                                  Automatic Reinsurance Agreement
                                  effective October 1, 2000

                                  between

                                  GE Life and Annuity Assurance Company
                                  Richmond, Virginia
                                  (hereinafter called the Ceding Company)

                                  and

                                  Munich American Reassurance Company
                                  Atlanta, Georgia
                                  (hereinafter called MARC)

                                  Treaty ID: 1754

                                Table of Contents

Article I       Basis of Reinsurance                                   1
Article II      Mode of Notification and Cession                       2
Article III     Liability of MARC                                      2
Article IV      Plan of Reinsurance                                    2
Article V       Reinsurance Premiums                                   3
Article VI      Tax Procedures                                         4
Article VII     Claims                                                 4
Article VIII    Policy Changes                                         5
Article IX      Accounting                                             6
Article X       Expenses of Original Policy                            7
Article XI      Errors and Omissions                                   7
Article XII     Retention Limit Changes (Recapture)                    7
Article XIII    Inspections of Records                                 8
Article XIV     Insolvency                                             9
Article XV      Arbitration                                            9
Article XVI     Parties to Agreement; Entire Agreement                10
Article XVII    Duration of Agreement; Termination                    10
Article XVIII   Effective Date; Executive                             12

Exhibit I       Reinsurance Submission Form
Exhibit II      Limits and Special Conditions for the First Excess
Exhibit III     Retention Limits of the Ceding Company
Exhibit IV      Life Reinsurance Premiums
Exhibit V       Accidental Death Reinsurance Premiums
Exhibit VI      List of Risks Reinsured
Exhibit VII     List of Amendments
Exhibit VIII    In-Force Summary Form

Article I      Basis of Reinsurance

          1. On and after the effective date of this agreement, the Ceding Company will automatically cede to MARC its entire First Excess as defined in Exhibit II. MARC will automatically accept such First Excess within the limits shown in Exhibit II, provided the Ceding Company keeps its regular retention and applies its normal underwriting standards. The Ceding Company's regular retention limits are shown in Exhibit III. Normal underwriting standards are explained in paragraph 7 of this article.

          2. IF the Ceding Company is already on the risk for its regular retention under previously issued policies, MARC will automatically accept reinsurance up to the limits shown in
               Exhibit II, provided the Ceding Company has applied the same underwriting rules it would have applied if the new policy had fallen completely within its regular retention.

          3. If the Ceding Company retains less than its regular retention on a risk, MARC will automatically accept an amount not exceeding the amount retained by the Ceding Company on the current application.

               Facultative Submissions

          4. The Ceding Company may submit any risk that is eligible for automatic reinsurance to MARC for its underwriting opinion. If such risk is acceptable, it will be reinsured automatically under this agreement.

          5. In addition, the Ceding Company may apply to MARC for facultative reinsurance of any individual life risk that is issued on a policy plan covered under this agreement. An application may include waiver of premium disability or accidental death benefits with life.

          6. The Ceding Company will make such facultative submissions by sending MARC copies of all papers relating to the insurability of the risk, together with a Reinsurance Submission Form (Exhibit
               I). MARC will examine the papers and notify the Ceding Company of its underwriting action promptly. Any offer made by MARC will expire as indicated in the offer unless the Ceding Company withdraws its application earlier. If no expiration date is shown in the offer, the offer will expire after 120 days from the date of the offer. The Ceding Company must notify MARC of its acceptance of an offer before the expiration of the offer and during the lifetime of the insured.

               Underwriting Standards

          7. The Ceding Company will use Cologne's Life Underwriting Manual to determine underwriting risk classifications, unless the Ceding Company and MARC agree to use an alternative method. The Ceding Company should discuss any proposed changes in underwriting standards, requirements, or other criteria with MARC before implementation.

Article II     Mode of Notification and Cession

          1. There will no be individual cessions for risks reinsured hereunder. Instead, each month the Ceding Company will supply MARC with three lists containing the information shown in Exhibit VI, "List of Risks Reinsured," Exhibit VII, "List of Amendments," and Exhibit VIII, "In-Force Summary." The Ceding Company will submit all monthly lists to MARC no later than the twentieth day of the following month.

          2. If the Ceding Company chooses to report its reinsurance transactions via electronic media, it will consult with MARC to determine the appropriate format. The Ceding Company will notify MARC before making any changes in the data format or code structure of any such reports.

Article III    Liability of MARC

               For automatic reinsurances, MARC's liability will begin at the same time as the Ceding Company's liability. For facultative submissions, MARC's liability will begin at the same time as the Ceding Company's liability if all the requirements of Articles I and II have been met.

Article IV     Plan of Reinsurance

          1. Life reinsurance will be ceded on a monthly renewable term basis for the Reinsurance Death Benefit.

               Reinsurance Death Benefit

          2. The Reinsurance Death Benefit will be rounded to the nearest dollar and will equal the Proportion of the Policy Reinsured multiplied by the difference between the death benefit and the account value included in the death benefit.

               Proportion of the Policy Reinsured

          3. The Proportion of the Policy Reinsured will be the First Excess divided by the sum of the First Excess and the Ceding Company's retention.

               Increases and Decreases

          4. Any increase or decrease in the death benefit will be shared proportionately by the Ceding Company and MARC until the Ceding Company has reached its retention limit. Additional increases will be assumed by MARC subject to the provisions for increased amounts specified in Article VIII and Exhibit II.

               Additional Benefits

          5. Reinsurance of waiver of premium disability and accidental death benefits will agree with the Ceding Company's original policy forms. The Ceding Company must furnish MARC with copies of its waiver of premium disability and accidental death riders and keep MARC informed of any changes.

          6. MARC will not participate in gross annual premiums and policy fees paid by the policyholder, expense charges, cash values, accumulation fund amounts, dividends, nor any benefits not expressly referred to herein.

Article V      Reinsurance Premiums

          1.   The reinsurance premium rates for life insurance are in Exhibit
               IV. The reinsurance premium rates for accidental death benefits are in Exhibit V. Any annual rates in Exhibits IV and V will be divided by twelve to determine monthly rates. Such monthly rates will be rounded to four decimal places.

          2. The reinsurance premiums for waiver of premium disability benefits will be the following percentages of the premium that the Ceding Company charges the insured on the Reinsurance Death
               Benefit:

               First Year   Renewal Years
               ----------   -------------
                   0%            90%

          3. The Ceding Company will pay the reinsurance premiums on a monthly basis at the beginning of each calendar month following the date of issue. No premium will be due for the calendar month of issue, nor will there be any adjustment for unearned premiums for any month in which any reinsurance is reduced or terminated. Any scheduled change in reinsurance premiums effective on a policy anniversary will be deemed effective on the first day of the calendar month following such anniversary.

          4. MARC cannot guarantee the life reinsurance premium rates for more than one year; however, MARC expects to continue accepting premiums on these rates indefinitely.

Article VI     Tax Procedures

          1. MARC will not reimburse the Ceding Company for any share of state premium taxes the Ceding Company has to pay.

          2. Both companies hereby enter into an election under Treasury Regulations Section 1.848-2(g)(8) whereby:

               a. For each taxable year under this agreement, the party with net positive consideration, as defined in Treasury Code
                    Section 848, will capitalize specified policy acquisition expenses with respect to this reinsurance agreement without regard to the general deductions limitation of Section 848(c)(1).

               b. Both companies agree to exchange information about the amount of net consideration for all reinsurance agreements in force between them to ensure consistency for purposes of computing specified policy acquisition expenses.

               c. This election will be effective as of the beginning of the taxable year that includes the effective date of this agreement. This election will remain in effect for all future taxable years for which this agreement remains in effect.

Article VII    Claims

          1. If the Ceding Company pays a claim in full, MARC will pay the Ceding Company the full Reinsurance Death Benefit. If the Ceding Company pays less than the full amount of a claim, MARC and the Ceding Company will share proportionately in the reduction.

          2. If any special expenses are involved in the settlement of a claim, MARC and the Ceding Company will share the expenses proportionately. Such special expenses include, but are not limited to, court and arbitration costs, special investigations, etc. The following will not be considered special expenses:

               a.   Salaries of the Ceding Company's and MARC's employees

               b. Expenses incurred in connection with a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits that the Ceding Company admits are payable

               c. Expenses, fees, settlements, or judgements arising out of or in connection with claims made against the Ceding Company for extra-contractual damages, such as punitive damages, bad faith damages, or compensatory damages that may arise from acts or omissions of the Ceding Company in its conduct with its own insured, policy owner, beneficiary or assignee of the policy, or others; provided, however, that MARC will pay its proportionate part of any such expenses, fees, settlements, and judgements solely to the extent that such expenses, fees, settlements, and judgements result directly from acts or omissions of MARC, or acts or omissions of the Ceding Company to which MARC affirmatively consented in writing or that were directed, ratified, or agreed to by MARC in writing

          3. Both companies will share proportionately in any increase or reduction resulting from an insured's misstatement of age or sex.

          4. In every case of loss, any proofs acceptable to the Ceding Company will be sufficient for MARC. However, the Ceding Company must furnish MARC with copies of the proofs.

               Contestable Claims

          5. The Ceding Company must give MARC advance notice of any contestable claim if fifty percent or more of the life or waiver of premium disability risk is reinsured by MARC. The Ceding Company must also give MARC advance notice of any contestable accidental death claim if the accidental death benefit is reinsured hereunder. On request, the Ceding Company will submit all papers relating to any such claim to MARC for its opinion before making any commitment or payment to the claimant.

Article VIII   Policy Changes

          1. The Ceding Company will include any changes in the List of Amendments described in Exhibit VII.

          2. If the face amount or death benefit is increased according to procedures in the policy, the Reinsurance Death Benefit and the Proportion of the Policy Reinsured will be recalculated. Such increases are subject to the submission of satisfactory evidence of insurability and will therefore be treated as new issues, subject to the provisions of Article I and the limitations shown in Exhibit II. Reinsurance premiums for such increased amounts will be calculated as for other new issues.

          3. If any portion of the total insurance retained by the Ceding Company on any life is reduced or terminated, the amount of reinsurance carried by the Ceding Company on that life will be reduced by a like amount. The reinsurance on the policy or policies reduced or terminated will be the first to be reduced. If further reduction in reinsurance is required, the cessions to be reduced or terminated will be determined by the order in which they were reinsured. The first to be reinsured would be the first to be reduced or terminated, and so on. If the reinsurance is shared by two or more reinsurers, the reduction will be prorated among all the reinsurers.

          4. If a policy is reinstated in accordance with its terms and the Ceding Company's regular reinstatement rules, MARC will restore the reinsurance coverage as if no change had occurred. However, MARC's approval will be required prior to reinstatement of the reinsurance if the policy was facultatively reinsured hereunder and the Ceding Company's regular reinstatement rules require more evidence of insurability than a Statement of Good Health. Upon reinstatement of the reinsurance coverage, the Ceding Company will pay the reinsurance premiums that would have accrued had the policy not lapsed, together with interest at the same rate as the Ceding Company receives under its policy.

Article IX     Accounting

          1. Within the first twenty days of each calendar month, the Ceding Company will send MARC the List of Risks Reinsured, the List of Amendments, and the In-Force Summary, including all the information required by Exhibits VI, VII, and VIII.

          2. If the Ceding Company owes MARC, it will remit the amount owed with the statement. MARC will remit any amount it owes the Ceding Company within twenty working days after receiving the statement.

          3.   Claim payments will be settled individually when they are due.

          4. Any debts or credits, in favor of or against either MARC or the Ceding Company with respect to this agreement or any other reinsurance agreement between the Ceding Company and MARC, are deemed mutual debts or credits and will be offset and only the balance will be allowed or paid. The right of offset will not be affected or diminished because of the insolvency of either party.

Article X      Expenses of Original Policy

               The Ceding Company will pay for all medical examinations, inspection fees, and other charges incurred in issuing policies.

Article XI     Errors and Omissions

          1. Errors and omissions on any statement or reinsurance record will not affect MARC's liability for any reinsurance under this agreement. Any error affecting reinsurance premiums will be rectified as soon as possible after discovery.

          2. If the failure of either party to comply with any provision of this agreement is unintentional or the result of a misunderstanding or oversight, both parties will be restored as closely as possible to the positions they would have occupied if no error or oversight had occurred.

          3. This article will not apply to any facultative submission until the Ceding Company has notified MARC of its acceptance of MARC's offer in accordance with Article I.

Article XII    Retention Limit Changes (Recapture)

          1. The reinsurance under this agreement will remain in force without reduction as long as the original policy remains in force without reduction, except as provided below.

          2. If the Ceding Company increases its regular retention limits, it may choose to recapture. Such recapture will increase the total amount the Ceding Company carries on each case up to its then maximum retention. If the Ceding Company chooses to recapture, it must send MARC a written request.

          3.   Recaptures will take effect on the later of the following dates:

               a. The first policy anniversary date after the Ceding Company notifies MARC of its retention limit increase

               b. When the policy has been in force for the number of years stated in Exhibit IV

               If any reinsurance on any policy reinsured hereunder is recaptured, all other eligible policies must be similarly recaptured, subject to the restrictions herein.

          4. If the reinsurance to be reduced is shared by two or more reinsurers, the reduction will be prorated among all the reinsurers.

          5. Reductions or cancellations that were overlooked will be made when discovered. MARC's acceptance of reinsurance premiums after the effective dates of any overlooked reductions or cancellations will not constitute or determine a liability of MARC. MARC will be liable only for a refund of the premium so received.

          6. No recapture will be made if the Ceding Company retained less than its regular retention limit at issue or if the Ceding Company retained no part of the risk.

          7. If a waiver of premium disability claim is in effect when recapture takes place, the Ceding Company will recapture the life risk and all other eligible benefits as if there were no waiver of premium disability claim. MARC's liability for these benefits will then cease. The waiver of premium disability reinsurance will remain in effect until the policy is returned to a premium paying status. When that happens, the Ceding Company will recapture the waiver of premium disability benefits.

          8. If a recaptured waiver of premium claim is resumed because of an extension of the initial disability under the terms of the Ceding Company's policy, MARC will pay its share of the waiver of premium benefit if the Ceding Company pays MARC the reinsurance premium for the period following recapture.

Article XIII   Inspection of Records

               Both MARC and the Ceding Company will have the right to inspect all books, records, and documents relating to the reinsurance under this agreement. Both parties will have the right to make such inspections at any reasonable time at the office of the other party with prior reasonable notice.

Article XIV    Insolvency

          1. If the Ceding Company becomes insolvent, MARC will pay all reinsurance directly to the liquidator, receiver or statutory successor without reduction because of the insolvency. The liquidator, receiver, or statutory successor will give MARC written notice of any pending claims on policies reinsured hereunder. Such notice will be given within a reasonable time after a claim is filed in the insolvency proceeding.

          2. While any such claim is pending, MARC may investigate the claim and interpose in the name of the Ceding Company (its liquidator, receiver, or statutory successor) at its own expense in the proceeding where such claim is to be adjudicated. Any expense thus incurred by MARC will be chargeable, subject to court approval, against the Ceding Company as part of the expense of liquidation. Where two or more reinsurers are participating in the same claim and a majority in interest elects to interpose a defense or defenses to any such claim, the expense will be apportioned in accordance with the terms of the reinsurance agreements as though the Ceding Company had incurred such expense.

          3. In the event MARC becomes insolvent, the Ceding Company shall have the right, but not the obligation, to recapture without recapture penalty, fee or charge, all reinsurance in force under this agreement by promptly providing MARC, or its rehabilitator, conservator, liquidator or statutory successor with written notice of the recapture. If the Ceding Company unilaterally terminates the reinsurance, MARC, its rehabilitator, conservator, liquidator, or statutory successor will remain liable for any outstanding payments incurred prior to the date of termination. The effective date of recapture must be within 120 days of the date on which the Ceding Company receives written notification from MARC on insolvency.

Article XV     Arbitration

          1. Any controversy or claim arising hereunder between the Ceding Company and MARC relating to the policies covered under this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the CPR Institute for Dispute Resolution Rules of Non-Administered Arbitration. Arbitration proceedings shall take place in the city of the complainant's location. Except as may be required by law, neither party nor an arbitrator may disclose the existence, content, status or results of any arbitration hereunder without the prior written consent of both parties.

          2. Unless the arbitrators decide otherwise, each party will bear the expense of its own arbitration, including its arbitrator and outside attorney fees and will jointly and equally bear with the other party the expense of any third arbitrators.

          3. Judgement upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

          4. It is specifically the intent of both parties that these arbitration provisions will replace and be in lieu of any statutory arbitration provision, if the law so permits.

Article XVI    Parties to Agreement; Entire Agreement

          1. This is an agreement solely between the Ceding Company and MARC. MARC's acceptance of reinsurance hereunder will not create any right or legal relationship whatsoever between MARC and the insured or beneficiary under any policy that may be reinsured hereunder.

          2. This agreement represents the entire agreement between MARC and the Ceding Company concerning the business reinsured hereunder. There are no understandings between MARC and the Ceding Company other than as expressed in this agreement.

          3. Any change or modification of this agreement will be null and void unless made by an amendment to the agreement and signed by both MARC and the Ceding Company.

Article XVII   Duration of Agreement; Termination

          1. The duration of this agreement will be unlimited. However, either party to this agreement may terminate it at any time, for new business only, by giving thirty days' notice in writing to the other party. MARC will continue to accept reinsurance during the thirty-day period and will remain liable on all reinsurance already placed in force under the terms of this agreement until such contracts are terminated between the original insured and the Ceding Company.

          2. The payment of reinsurance premiums is a condition precedent to the liability of MARC for reinsurance under this agreement. In the event reinsurance premiums are not paid when due, MARC will have the right to terminate all reinsurance coverage of all policies on which reinsurance premiums are in arrears. If MARC elects to exercise this right of termination, it will give the Ceding Company thirty days' written notice of its intention to terminate said reinsurance. Such notice will be sent by certified mail, return receipt requested. The Ceding Company will have until the end of the thirty-day period to pay any premiums that are in arrears. If all the reinsurance premiums that are in arrears are not paid by the end of the thirty-day period, including any that came to be in arrears during the thirty-day period, MARC will be relieved of all liability under those policies as of the last date for which premiums have been paid for each policy. The reinsurance of policies on which reinsurance premiums subsequently become due will automatically terminate as of the last date for which premiums have been paid for each policy, unless the reinsurance premiums on those policies are paid when due. Terminated reinsurance may be reinstated, subject to MARC's approval, within thirty days of the date of termination, upon payment of all reinsurance premiums in arrears. MARC will have no liability for any claims incurred between the date of termination and the date of reinstatement of the reinsurance. The right to terminate reinsurance will not prejudice MARC's right to collect premiums for the period during which reinsurance was in force.

Article XVIII  Effective Date; Execution

               The said GE Life and Annuity Assurance Company, Richmond, Virginia, and the said Munich American Reassurance Company, Atlanta, Georgia, declare that this agreement and all its terms will be effective as of October 1, 2000, and will apply to all eligible policies applied for on and after such date, even though such policies may have been backdated for up to six months to save age. In witness whereof they have by their officers executed and delivered this agreement in duplicate.

                                          GE Life and Annuity Assurance Company


                                          By /s/ Illegible
                                             -----------------------------------
                                          Title: SVP
Attest /s/ Illegible                      Date   4/26/01
       -----------------------------

                                          Munich American Reassurance Company


                                          By /s/ Illegible
                                             -----------------------------------
                                          Title: Associate Actuary
Attest /s/ Illegible                      Date   5/9/01
       -----------------------------

                                   Exhibit I

                          Reinsurance Submission Form

------------------------------------------------------------------------------------------------------------------------------------
                                                  FACULTATIVE-AUTOMATIC SUBMISSION
                                                ORIGINAL-ADDITIONAL-MIB Inquiry Only

Ceding Co. :                                                                                   Munich American Reassurance Company
             -------------                                                                     P.O. Box 3210, Atlanta, GA 30302-3210
Address    :                                                                                   Telephone: (770) 394-5665
             -------------                                                                     Telefax  : (770) 394-7744
Underwriters Name:                                       DATE:
                   -----------------                           -------------
Underwriting Area:
                   -----------------
====================================================================================================================================

Insured's Name (Lst, Fst, M)                             Policy Number :                       Original Pol No. :
                            -------------------------                    --------------------                    -------------------
Date of Birth:             Issue Age:       Sex:         Policy Date   :                       Original Pol Date:
              -----------            -----      -----                    --------------------                    -------------------
Birth State:               Birth Country:                Reins Eff Date:                       Original Iss Age :
            --------------               ------------                    --------------------                    -------------------
Reside State:              Reside Country:                                                     Continuation:         Duration:
              -------------               -----------                                                       --------          ------
Occupation:                                              Policy Certificate ID:
           ------------------------------------------                           -------------
Second Insured's Name:
                      -------------------------------
Date of Birth:             Issue Age:        Sex:
              ------------           -------     ----

------------------------------------------------------------------------------------------------------------------------------------

                                                     -------------------------------------------------------------------------------
                                                                                LIFE        WPD       ADB
Plan Name:         Smoker Code:                      -------------------------------------------------------------------------------
          --------              ---------            Previous In Force
                                                                              ------------------------------------------------------
Rider Name:        Smoker Code:                      Previous Retained
           -------              ---------                                     ------------------------------------------------------
                                                     Issued This Policy
Life Rates:                                                                   ------------------------------------------------------
            -----------------------------            Retained This Policy
                                                                              ------------------------------------------------------
Reserve Basis:                                       Reinsured Amount
               --------------------------                                     ------------------------------------------------------
                                                     -------------------------------------------------------------------------------

                                                     ----------------------   ------------------------------------------------------
                                                                              Inforce Policies:
                                                     Policy          Amount   ------------------------------------------------------
Benefit 1   :     Ben 1 Rating :                      Year    Age   At Risk     Policy Number     Issue Amount      Retained Amount
             ----               --------             ----------------------   ------------------------------------------------------
Benefit 2   :     Ben 2 Rating :
             ----               --------             ----------------------   ------------------------------------------------------
Benefit 3   :     Ben 3 Rating :
             ----               --------             ----------------------   ------------------------------------------------------
Benefit 4   :     Ben 4 Rating :
             ----               --------             ----------------------   ------------------------------------------------------
Benefit 5   :     Ben 5 Rating :
             ----               --------             ----------------------   ------------------------------------------------------

Flat Extra 1:     Flat Ex 1 Dur:                     ----------------------   ------------------------------------------------------
             ----               --------
Flat Extra 2:     Flat Ex 2 Dur:                     ----------------------   ------------------------------------------------------
             ----               --------
                                                     ----------------------   ------------------------------------------------------

                                                                                 Comments:
                                                                                           -----------------------------------------

                                                                              ------------------------------------------------------

                                                                              ------------------------------------------------------

                                                                              ------------------------------------------------------

                                                                              ------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Submission Type: Fac.       Auto
                     ------     -------
Original Submission Date:                            ===============================================================================
                         --------------              Submitted File Includes:
Offer Accepted Date:                                 ===============================================================================
                    -------------------                   Application                                X-Ray
Withdrawal Date:                                     -------------------------------------------------------------------------------
                -----------------------                   Medical Examination                        Other Medical Underwriting Data
                                                     -------------------------------------------------------------------------------
-----------------------------------------------           Blood Profile                              Inspection Report
Circle Withdrawal Reason:                            -------------------------------------------------------------------------------
                                                          Heart Chart                                Additional Inspection Report
1. Underwriting Not Complete                         -------------------------------------------------------------------------------
                                                          Attending Physician's Report               Aviation Questionnaire
2. Policy Not Delivered                              -------------------------------------------------------------------------------
                                                          Microscopic Urinalysis                     Other Non-medical Data
3. All Within Our Retention                          -------------------------------------------------------------------------------
                                                          Electrocardiogram
4. Placed With Automatic Reinsurer                   ===============================================================================

5. Placed With Another Reinsurer:

a) Rating b) Requirements c) Quicker Response
-----------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                   Exhibit II

               Limits and Special Conditions for the First Excess

The First Excess of the Ceding Company to be automatically covered under this agreement, including previous reinsurances ceded to MARC by the Ceding Company on the same life, is the amount of death benefit provided by a policy minus the account value that is included in the death benefit at issue and minus the Ceding Company's retention as shown in Exhibit III. The following limitations apply:

1.   Policy Forms

All amounts of new, direct agency issues of individual life insurance above the Ceding Company's retention limits on the following policy plan:

     Flexible Premium Variable Life Insurance, Form No. P1254DP 4/00

2.   Jumbo Limits

Automatic coverage of any risk will be granted only if, according to the Ceding Company's papers, the total amount in force and applied for on the same life with all insurance companies does not exceed the applicable amounts shown below:

Life (with or without waiver of premium):   $30,000,000 through ages 75
                                            $ 5,000,000 for ages 76 through 90

3.   Binding Limits

     a.   Life Insurance

          (i) Standard and substandard risks written by the Ceding Company in the United States, up to and including tables below:

                Ages    Table
               -----   -------
               20-69   Table 8   (300%)
               70-85   Table 6   (250%)
               86-90   Table 2   (150%)

          (ii) The Total Issue Amount is $30,000,000. MARC's 25% share less the Ceding Company's retention shall not exceed $7,250,000 on any one life. For issue ages 76 through 90, the maximum may not exceed $725,000 on any one life. If the joint life option is utilized, the younger of the joint ages will be used to determine the automatic binding.

          (iii) The maximum amount of the single premium will be as follows:

                Ages   Maximum Single Premium
               -----   ----------------------
                0-20         $ 30,000
               21-45         $ 50,000
               46-90         $150,000

                                   Exhibit II
                                   (continued)

          The Ceding Company's regular underwriting requirements will apply to amounts over the above maximums.

          Automatic reinsurance is provided for increases resulting from changes in existing insurance coverage as provided in the policy, as long as such coverage qualifies as life insurance according to U.S. federal income tax laws and regulations, subject however to the automatic coverage limits defined herein. Increases above the automatic coverage limits will be ceded facultatively.

     b.   Waiver of Premium Disability Benefits

          Waiver of Premium Disability Benefits will not be reinsured hereunder unless the Ceding company and MARC agree to include such benefits.

     c.   Accidental Death Benefits

          Accidental death benefits will not be reinsured hereunder unless the Ceding Company and MARC agree to include such benefits hereunder.

4.   Supplementary Benefit Forms

Supplementary benefits to be covered automatically under this agreement will be those provided by the following policy forms:

                                   Exhibit III

                     Retention Limits of the Ceding Company

Issue         Life Insurance
Ages    Standard and Substandard
-----   -------------------------
20-75          $1,000,000
76-90             100,000

If the joint life option is utilized, the younger of the joint ages will be used to determine retention.

                                   Exhibit IV

                            Life Reinsurance Premiums

1. Life reinsurance premiums for business ceded hereunder will be subject to the following percentages of the attached Male and Female Mortality rate schedules:

                   All Years
                   ---------
     Single Life       98%
     Joint Life       110%

     For the Joint Life version, the two single life rates will first be blended according to the attached formula, with the 110% applied to the result of the blending. The minimum Joint Life premium will be $.12 per $1,000.

2.   Life reinsurance premiums will be calculated as follows:

     a. For standard risks, by multiplying the Reinsurance Death Benefit by the appropriate percentage of the cost of insurance as shown on the attached schedules.

     b. For substandard risks accepted subject to table ratings, by multiplying the corresponding standard premiums by the applicable rating factors from the table below:

          Table Rating   Rating Factor
          ------------   -------------
              A (1)           1.25
              B (2)           1.50
              C (3)           1.75
              D (4)           2.00
              E (5)           2.25
              F (6)           2.50
              G (7)           2.75
              H (8)           3.00

          For Joint Life Plans, the ratings are to be applied prior to the blending of the two single life rates according to the attached formula.

                                   Exhibit IV
                                  (continued)

     c. Life reinsurance premiums for substandard risks cannot be assigned Temporary and Permanent flat extra premiums. Any extra mortality concerns normally addressed by the assignment of flat extras should be accounted for by the use of Tables 1-8.

3. Periodic listings to be sent to MARC by the Ceding Company in accordance with Article II, "Mode of Notification and Cession", will identify male and female single and joint life risks.

4. Reinsurances ceded on these rate schedules will be eligible for recapture in accordance with Article XII after they have been in force for at least ten years.

5. For any net amount at risk above age 100, the YRT premium will be based on the age 100 rate (the last rate in the table).

                                  June 2, 1999

                            COMMONWEALTH VARIABLE SL
          CALCULATION OF MONTHLY COI RATES FROM ANNUAL MORTALITY RATES

INPUT:

m = years to maturity
  = years until younger insured attains age 100
  = 100 - min [issue age life # 1, issue age life # 2]

Q1//t// = annual mortality rates for life # 1 for t = 1 to m; Q1//t// includes individual table ratings and annual individual flat extras cap Q1//t// at 0.9

Example: base mortality rate of .00218 for life # 1 in policy year t (this rate is stored in and read from the PDF)
          Table 2, annual flat extra of $5 per 1000

          a) Increase base rate by 25% per table and round to 6 decimals (.00218)(1+.25(2)) = .003270
          b)   divide annual amount of flat extra per $1000 by 1000
               5/1000 = .005
          c)   add a) plus b)
               .003270+.005 = .008270
          d)   cap c) at .9
               minimum of .9 and .008270 is .008270
               Q1//t// equals .008270

Q2//t// = annual mortality rates for life # 2 for t = 1 to m; Q2//t// includes individual table ratings and annual individual flat extras cap Q2//t// at 0.9

          Example above shows how to increase base mortality rates (read from the PDF files) for individual table ratings and annual individual flat extras

Cap current Q1 at guaranteed Q1
Cap current Q2 at guaranteed Q2

NOTE: For Q1 and Q2, when m extends beyond age 100, either:

     1)   for calculation of blended guaranteed coi rates, force in a rate of
          0.9 as needed, or
     2) for calculation of blended current coi rates, extend the attained age 99 rate for as many years as needed

CALCULATIONS:

TQ1//0// = 0

TQ1//t// = TQ1//t-1// + (1-TQ1//t-1//)(Q1//t//) for t = 1 to m

TQ2//0// = 0

TQ2//t// = TQ2//t-1// + (1-TQ2//t-1//)(Q2//t//) for t = 1 to m

TQ//t// = (TQ1//t//)(TQ2//t//) - (TQ1//t-1//)(TQ2//t-1//) for t = 1 to m

TP//0// = l

TP//t// = TP//t-1// - TQ//t//                   for t = 1 to m

Q//t// =  1 - TP//t///TP//t-1//                 for t = 1 to m; cap Q//t// at .9

P//t// =  1 - Q//t//                            for t = 1 to m

COI//t// = 1000(1-P//t///1/12/)/(P//t///1/12/)  for t = 1 to m

          Truncate to 5 places, cap at 83.33333. Once a monthly rate of 83.33333 occurs, force all higher attained age rates to 83.33333. The monthly amount of any joint flat extra per 1000 is truncated to 6 places and added to COI//t// after the cap is applied (the per 1000 monthly amount of any joint flat extra is determined by dividing the annual joint flat extra rate per 1000 by 12). Cap blended current COI at blended guaranteed COI.

----------
To calculate annual mortality rates from COL rates:

Step 1: Subtract monthly amount of any joint flat extra per 1000 (truncated to 6 places) from COI//t//
Step 2: Q//t// = 1 - [1000/(1000+COl//t//)]/12/ for t = 1 to m
Step 3: Add annual amount of any joint flat extra to Q//t// (the joint flat extra annual amount is the joint flat extra annual rate per 1000 divided by 1000, truncated to 6 places); cap at .9

                    (Mortality for females Ages *20-85years)

X        X+1        X+2        X+3        X+4        X+5        X+6        X+7        X+8        X+9       X+10       X+11
--    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
20    0.000196     0.0002   0.000211   0.000216   0.000226   0.000225   0.000235   0.000239    0.00026    0.00027   0.000296
21     0.00019     0.0002   0.000205   0.000216    0.00022   0.000225   0.000235   0.000239   0.000255   0.000265   0.000312
22    0.000179   0.000189   0.000199    0.00021    0.00022   0.000225   0.000235   0.000245   0.000249    0.00027   0.000329
23    0.000179   0.000189   0.000205   0.000216   0.000226    0.00023   0.000246    0.00025   0.000271   0.000297    0.00035
24    0.000174   0.000189   0.000211   0.000221   0.000231   0.000247   0.000251   0.000272   0.000299   0.000319   0.000377
25    0.000174   0.000195   0.000217   0.000227   0.000242   0.000252   0.000273     0.0003    0.00032   0.000341   0.000415
26    0.000167   0.000195   0.000216   0.000237   0.000252   0.000273     0.0003   0.000321   0.000341   0.000372   0.000451
27    0.000166   0.000194   0.000226   0.000247   0.000274     0.0003   0.000321   0.000342   0.000356   0.000409   0.000499
28    0.000172   0.000198   0.000231   0.000263    0.00029   0.000321   0.000342   0.000357   0.000409   0.000462   0.000551
29    0.000176   0.000204   0.000241   0.000279   0.000311   0.000342   0.000357    0.00041   0.000462    0.00052   0.000614
30    0.000182   0.000214   0.000257   0.000294   0.000336   0.000357    0.00041   0.000462    0.00052   0.000577   0.000688
31    0.000192   0.000224   0.000272   0.000321   0.000358    0.00041   0.000463   0.000521   0.000578   0.000636   0.000772
32    0.000207    0.00024   0.000294   0.000353   0.000411   0.000464   0.000522   0.000579   0.000636   0.000699   0.000861
33    0.000212    0.00025    0.00031   0.000374   0.000442   0.000501   0.000575   0.000637   0.000699   0.000787   0.000939
34    0.000222   0.000267   0.000325     0.0004   0.000474   0.000548   0.000632     0.0007   0.000788    0.00087   0.001016
35    0.000232   0.000275   0.000339   0.000424   0.000508   0.000597   0.000691   0.000785   0.000868   0.000956   0.001091
36    0.000243    0.00029    0.00036   0.000455   0.000555   0.000655    0.00076   0.000864   0.000957   0.001054   0.001173
37    0.000257    0.00031   0.000379   0.000489     0.0006   0.000715   0.000824   0.000934   0.001042    0.00115   0.001252
38    0.000272   0.000341   0.000425   0.000551   0.000666   0.000787   0.000895   0.001009   0.001123   0.001231   0.001337
39    0.000293   0.000382   0.000471   0.000613   0.000733   0.000858   0.000972    0.00109   0.001203   0.001315   0.001427
40    0.000318   0.000423   0.000527   0.000674   0.000798   0.000933   0.001052    0.00117   0.001283     0.0014   0.001527
41    0.000345   0.000471    0.00058   0.000743   0.000872   0.001017   0.001136    0.00126   0.001372   0.001504   0.001637
42    0.000371   0.000518   0.000633   0.000811   0.000946   0.001102    0.00122   0.001348   0.001476   0.001614   0.001756
43    0.000403   0.000556   0.000681   0.000859   0.000999   0.001154   0.001283   0.001432   0.001571   0.001724   0.001891
44     0.00043   0.000592   0.000734   0.000901   0.001052   0.001207   0.001357   0.001516   0.001675   0.001849   0.002037
45    0.000456    0.00063   0.000782   0.000944   0.001105    0.00127   0.001431   0.001606    0.00179   0.001989   0.002199
46    0.000484   0.000668   0.000836   0.000982   0.001169    0.00133   0.001511   0.001717   0.001917   0.002143   0.002367
47    0.000511   0.000707    0.00089   0.001032   0.001235   0.001395   0.001607   0.001829    0.00206   0.002301    0.00255
48    0.000533    0.00074   0.000934    0.00108   0.001295   0.001486    0.00172   0.001972   0.002198   0.002454   0.002724
49    0.000562   0.000778   0.000974    0.00113   0.001365   0.001583   0.001843   0.002122   0.002347   0.002623   0.002903
50    0.000589   0.000818   0.001018    0.00119   0.001441   0.001691   0.001971   0.002287   0.002506   0.002792   0.003087
51    0.000617   0.000856   0.001073   0.001251   0.001517   0.001799    0.00211   0.002462   0.002671   0.002967   0.003277
52    0.000645     0.0009   0.001122   0.001316   0.001599   0.001912    0.00226   0.002649   0.002835   0.003147   0.003466
53    0.000678   0.000944   0.001187   0.001414   0.001718   0.002052   0.002416   0.002814   0.003032   0.003358   0.003683
54    0.000711   0.000994   0.001259   0.001516   0.001847   0.002203   0.002577    0.00298   0.003234    0.00357   0.003914
55    0.000745   0.001039    0.00133   0.001631   0.001982   0.002354   0.002743   0.003152   0.003447   0.003803   0.004162
56    0.000785   0.001089   0.001408   0.001752    0.00212   0.002511   0.002917   0.003325   0.003672   0.004048   0.004427
57    0.000819   0.001141   0.001486   0.001874   0.002268   0.002676   0.003091   0.003504   0.003913   0.004315   0.004713
58    0.000887   0.001241   0.001614   0.002022   0.002433   0.002851   0.003287   0.003726   0.004161   0.004583   0.005116
59    0.000954   0.001346   0.001753   0.002177   0.002604   0.003043   0.003501   0.003959    0.00442   0.004872   0.005561
60    0.001027   0.001459   0.001897   0.002343   0.002786   0.003246   0.003724   0.004215   0.004706   0.005183   0.006065
61      0.0011    0.00158   0.002046   0.002518   0.002982   0.003458   0.003961   0.004483   0.005005   0.005522   0.006639
62    0.001177   0.001701    0.00221    0.00271   0.003194    0.00369    0.00422   0.004772   0.005335   0.005904   0.007303
63    0.001244   0.001785   0.002315   0.002836   0.003347   0.003875   0.004436   0.005052   0.005698   0.006392   0.007905
64    0.001316   0.001874   0.002425   0.002968   0.003505   0.004066    0.00468   0.005363   0.006114   0.006954   0.008591
65    0.001389   0.001963   0.002536   0.003106    0.00367   0.004273   0.004944   0.005712   0.006595   0.007596   0.009377
66    0.001466   0.002055   0.002656   0.003247   0.003843   0.004498   0.005244   0.006112   0.007136   0.008335   0.010261
67    0.001548   0.002153   0.002776   0.003399   0.004037   0.004756   0.005581   0.006564   0.007751   0.009175   0.011254
68    0.001679   0.002339   0.003026   0.003724   0.004442   0.005261   0.006207   0.007331    0.00869   0.010316   0.012554
69    0.001828   0.002553   0.003315   0.004097   0.004917   0.005853    0.00693   0.008216   0.009767   0.011616    0.01401
70    0.001993   0.002793   0.003647   0.004531   0.005467   0.006535   0.007769   0.009239   0.010998   0.013084   0.015756
71    0.002182   0.003074   0.004034   0.005038   0.006105   0.007325   0.008734   0.010405   0.012385   0.014713   0.017676
72    0.002401   0.003401   0.004486   0.005627   0.006844   0.008234   0.009836   0.011718   0.013927   0.016506   0.019772
73    0.002656   0.003781   0.005009   0.006307   0.007694   0.009274   0.011077   0.013178   0.015625   0.018463   0.022042
74    0.002953   0.004222   0.005616   0.007089   0.008665   0.010444   0.012457   0.014783   0.017477   0.020583   0.024488
75    0.003298   0.004733   0.006312   0.007985   0.009758   0.011745   0.013975   0.016536   0.019484   0.022867   0.027109
76    0.003697   0.005321   0.007109   0.008992   0.010974   0.013176   0.015632   0.018435   0.021645   0.025314   0.029904
77    0.004156   0.005992   0.008007   0.010112   0.012311   0.014738   0.017427    0.02048   0.023962   0.027925   0.032875
78    0.004681   0.006748   0.009003   0.011344    0.01377    0.01643   0.019361   0.022672   0.026433   0.030699   0.036022
79    0.005271   0.007589     0.0101   0.012689   0.015352   0.018253   0.021433    0.02501    0.02906   0.033637   0.039343
80    0.005928   0.008514   0.011298   0.014146   0.017055   0.020207   0.023643   0.027495   0.031841   0.036738   0.042839
81    0.006651   0.009523   0.012595   0.015716    0.01888   0.022291   0.025992   0.030126   0.034776   0.040003   0.046511
82    0.007439   0.010616   0.013993   0.017398   0.020828   0.024505    0.02848   0.032904   0.037867   0.043432   0.050358
83    0.008293   0.011795   0.015491   0.019192   0.022897    0.02685   0.031105   0.035828   0.041112   0.047024   0.054379
84    0.009213   0.013057   0.017088   0.021099   0.025088   0.029326    0.03387   0.038899   0.044512   0.050779   0.058577
85    0.010199   0.014403   0.018786   0.023118   0.027401   0.031932   0.036773   0.042116   0.048068   0.054699   0.062949
86    0.011251   0.015832   0.020587    0.02525   0.029832   0.034674   0.039814   0.045473   0.051784   0.058781   0.067487
87    0.012368   0.017347   0.022485   0.027494   0.032389   0.037541   0.042994   0.048983    0.05565   0.063027   0.072208
88    0.013552   0.018947   0.024483    0.02985   0.035068    0.04054   0.046312   0.052639    0.05967   0.067437   0.077105
89    0.014802    0.02063   0.026581   0.032319   0.037868   0.043668   0.049769   0.056441   0.063844    0.07201   0.082177
90    0.016117   0.022398    0.02878     0.0349   0.040791   0.046928   0.053364    0.06039   0.068174   0.076747   0.087424

X       X+12       X+13       X+14       X+15       X+16       X+17       X+18       X+19       X+20       X+21       X+22
--    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
20    0.000311   0.000326   0.000346   0.000371   0.000407   0.000442   0.000488   0.000538   0.000598    0.00067   0.000751
21    0.000327   0.000347   0.000372   0.000408   0.000443   0.000489    0.00054     0.0006   0.000671   0.000752   0.000838
22    0.000349   0.000374    0.00041   0.000445   0.000491   0.000542   0.000603   0.000673   0.000754    0.00084   0.000927
23    0.000375   0.000412   0.000447   0.000493   0.000544   0.000605   0.000676   0.000757   0.000842   0.000929   0.001015
24    0.000413   0.000448   0.000495   0.000546   0.000607   0.000679    0.00076   0.000845   0.000931   0.001017   0.001108
25     0.00045   0.000497   0.000548    0.00061   0.000681   0.000763   0.000848   0.000934   0.001019    0.00111   0.001206
26    0.000498    0.00055   0.000611   0.000683   0.000765   0.000851   0.000937   0.001022   0.001112   0.001209   0.001304
27    0.000551   0.000613   0.000685   0.000767   0.000853    0.00094   0.001025   0.001115    0.00121   0.001306   0.001407
28    0.000614   0.000686   0.000768   0.000855   0.000942   0.001028   0.001118   0.001214   0.001308   0.001409   0.001516
29    0.000687    0.00077   0.000857   0.000944    0.00103   0.001121   0.001217   0.001312   0.001411   0.001518    0.00164
30    0.000771   0.000858   0.000946   0.001032   0.001123    0.00122   0.001315   0.001415    0.00152   0.001642   0.001774
31     0.00086   0.000948   0.001034   0.001126   0.001223   0.001318   0.001419   0.001524   0.001644   0.001776   0.001918
32    0.000949   0.001035   0.001127   0.001224    0.00132    0.00142   0.001526   0.001646   0.001778    0.00192   0.002088
33    0.001026   0.001118   0.001225   0.001321   0.001421   0.001527   0.001647    0.00178   0.001922    0.00209   0.002273
34    0.001108    0.00121   0.001317   0.001422   0.001528   0.001648   0.001781   0.001924   0.002092   0.002275   0.002479
35    0.001193   0.001289   0.001417   0.001522   0.001649   0.001782   0.001925   0.002094   0.002277   0.002481   0.002701
36     0.00129   0.001382   0.001525   0.001646   0.001783   0.001926   0.002094   0.002278   0.002482   0.002701    0.00294
37    0.001359   0.001471    0.00164   0.001776   0.001923   0.002091   0.002274   0.002478   0.002697   0.002936     0.0032
38    0.001449   0.001571   0.001754   0.001896   0.002088   0.002271   0.002475   0.002694   0.002932     0.0032   0.003488
39    0.001549   0.001676   0.001874   0.002036   0.002269   0.002472   0.002691   0.002932     0.0032   0.003488   0.003792
40    0.001654    0.00179    0.00202   0.002191   0.002469   0.002691   0.002932     0.0032   0.003488   0.003792   0.004116
41    0.001773   0.001925   0.002185   0.002361   0.002691   0.002932     0.0032   0.003488   0.003792   0.004116   0.004461
42    0.001914   0.002076   0.002361   0.002546   0.002932     0.0032   0.003488   0.003792   0.004116   0.004461   0.004825
43    0.002064   0.002246   0.002551   0.002768     0.0032   0.003488   0.003792   0.004116   0.004461   0.004825   0.005222
44     0.00223   0.002428   0.002774   0.003016   0.003488   0.003792   0.004116   0.004461   0.004825   0.005222   0.005654
45    0.002407   0.002625   0.003012   0.003279   0.003792   0.004116   0.004461   0.004825   0.005222   0.005654   0.006127
46      0.0026   0.002843   0.003265   0.003553   0.004116   0.004461   0.004825   0.005222   0.005654   0.006127   0.006647
47    0.002809   0.003077   0.003535   0.003847   0.004461   0.004825   0.005222   0.005654   0.006127   0.006647   0.007218
48    0.002998   0.003271   0.003749   0.004064   0.004825   0.005222   0.005654   0.006127   0.006647   0.007218   0.007846
49    0.003187   0.003474   0.003967   0.004281   0.005222   0.005654   0.006127   0.006647   0.007218   0.007846   0.008556
50    0.003381   0.003678   0.004185   0.004514   0.005654   0.006127   0.006647   0.007218   0.007846   0.008556   0.009368
51     0.00358   0.003886   0.004414   0.004752   0.006127   0.006647   0.007218   0.007846   0.008556   0.009368   0.010309
52    0.003785   0.004106   0.004657   0.005005   0.006647   0.007218   0.007846   0.008556   0.009368   0.010309   0.011406
53    0.004036   0.004398    0.00501   0.005418   0.007218   0.007846   0.008556   0.009368   0.010309   0.011406   0.012681
54    0.004303   0.004711     0.0054   0.005868   0.007846   0.008556   0.009368   0.010309   0.011406   0.012681   0.014163
55    0.004592   0.005049    0.00582   0.006364   0.008556   0.009368   0.010309   0.011406   0.012681   0.014163   0.015876
56    0.004902   0.005421   0.006283   0.006923   0.009368   0.010309   0.011406   0.012681   0.014163   0.015876   0.017846
57    0.005239   0.005824   0.006804   0.007564   0.010309   0.011406   0.012681   0.014163   0.015876   0.017846     0.0201
58    0.005671   0.006301    0.00735    0.00818   0.011406   0.012681   0.014163   0.015876   0.017846     0.0201   0.022635
59    0.006162    0.00684   0.007985   0.008889   0.012681   0.014163   0.015876   0.017846     0.0201   0.022635   0.025454
60     0.00672   0.007464   0.008714   0.009701   0.014163   0.015876   0.017846     0.0201   0.022635   0.025454   0.028557
61    0.007365   0.008178   0.009556   0.010637   0.015876   0.017846     0.0201   0.022635   0.025454   0.028557   0.031942
62     0.00811   0.009014   0.010522   0.011697   0.017846     0.0201   0.022635   0.025454   0.028557   0.031942    0.03561
63    0.008792   0.009792   0.011457   0.012778     0.0201   0.022635   0.025454   0.028557   0.031942    0.03561    0.03956
64    0.009569    0.01067   0.012502   0.013977   0.022635   0.025454   0.028557   0.031942    0.03561    0.03956   0.043795
65    0.010441   0.011646    0.01365    0.01527   0.025454   0.028557   0.031942    0.03561    0.03956   0.043795   0.048312
66    0.011421   0.012726   0.014891   0.016639   0.028557   0.031942    0.03561    0.03956   0.043795   0.048312   0.053111
67    0.012499   0.013888   0.016199   0.018075   0.031942    0.03561    0.03956   0.043795   0.048312   0.053111   0.058193
68    0.013949   0.015619   0.018156    0.02022    0.03561    0.03956   0.043795   0.048312   0.053111   0.058193    0.06356
69    0.015688   0.017522    0.02031    0.02254    0.03956   0.043795   0.048312   0.053111   0.058193    0.06356   0.069208
70    0.017599   0.019597    0.02264   0.025041   0.043795   0.048312   0.053111   0.058193    0.06356   0.069208   0.075139
71    0.019685   0.021847   0.025152   0.027721   0.048312   0.053111   0.058193    0.06356   0.069208   0.075139   0.081354
72    0.021945   0.024271   0.027844    0.03058   0.053111   0.058193    0.06356   0.069208   0.075139   0.081354   0.087851
73     0.02438   0.026868   0.030715   0.033618   0.058193    0.06356   0.069208   0.075139   0.081354   0.087851   0.094632
74    0.026989   0.029639   0.033767   0.036835    0.06356   0.069208   0.075139   0.081354   0.087851   0.094632   0.101694
75    0.029773   0.032584   0.036998   0.040232   0.069208   0.075139   0.081354   0.087851   0.094632   0.101694   0.109041
76    0.032731   0.035702    0.04041   0.043807   0.075139   0.081354   0.087851   0.094632   0.101694   0.109041    0.11667
77    0.035863   0.038994   0.044001   0.047561   0.081354   0.087851   0.094632   0.101694   0.109041    0.11667   0.124582
78     0.03917    0.04245   0.047772   0.051495   0.087851   0.094632   0.101694   0.109041    0.11667   0.124582   0.132777
79    0.042651   0.046099   0.051723   0.055608   0.094632   0.101694   0.109041    0.11667   0.124582   0.132777   0.141255
80    0.046306   0.049911   0.055854     0.0599   0.101694   0.109041    0.11667   0.124582   0.132777   0.141255
81    0.050137   0.053898   0.060165    0.06437   0.109041    0.11667   0.124582   0.132777   0.141255
82     0.05414   0.058057   0.064656   0.069021    0.11667   0.124582   0.132777   0.141255
83    0.058319   0.062391   0.069326   0.073849   0.124582   0.132777   0.141255
84    0.062672   0.066897   0.074177   0.078858   0.132777   0.141255
85    0.067199   0.071579   0.079207   0.084045   0.141255
86    0.071911   0.076432   0.084406   0.089424
87    0.076788    0.08146   0.089795
88    0.081839   0.086661
89    0.087064
90

X       X+23       X+24       X+25     Ultimate
--    --------   --------   --------   --------
20    0.000837   0.000923   0.001008   0.001101
21    0.000925    0.00101   0.001101   0.001199
22    0.001012   0.001103   0.001199   0.001296
23    0.001105   0.001202   0.001296   0.001399
24    0.001204   0.001299   0.001399   0.001508
25    0.001302   0.001402   0.001508   0.001631
26    0.001405   0.001511   0.001631   0.001765
27    0.001513   0.001634   0.001765   0.001909
28    0.001637   0.001768   0.001909   0.002078
29    0.001771   0.001912   0.002078   0.002264
30    0.001915   0.002082   0.002264   0.002469
31    0.002085   0.002267   0.002469   0.002691
32     0.00227   0.002473   0.002691   0.002932
33    0.002476   0.002695   0.002932     0.0032
34    0.002698   0.002936     0.0032   0.003488
35     0.00294   0.003204   0.003488   0.003792
36    0.003204   0.003488   0.003792   0.004116
37    0.003488   0.003792   0.004116   0.004461
38    0.003792   0.004116   0.004461   0.004825
39    0.004116   0.004461   0.004825   0.005222
40    0.004461   0.004825   0.005222   0.005654
41    0.004825   0.005222   0.005654   0.006127
42    0.005222   0.005654   0.006127   0.006647
43    0.005654   0.006127   0.006647   0.007218
44    0.006127   0.006647   0.007218   0.007846
45    0.006647   0.007218   0.007846   0.008556
46    0.007218   0.007846   0.008556   0.009368
47    0.007846   0.008556   0.009368   0.010309
48    0.008556   0.009368   0.010309   0.011406
49    0.009368   0.010309   0.011406   0.012681
50    0.010309   0.011406   0.012681   0.014163
51    0.011406   0.012681   0.014163   0.015876
52    0.012681   0.014163   0.015876   0.017846
53    0.014163   0.015876   0.017846     0.0201
54    0.015876   0.017846     0.0201   0.022635
55    0.017846     0.0201   0.022635   0.025454
56      0.0201   0.022635   0.025454   0.028557
57    0.022635   0.025454   0.028557   0.031942
58    0.025454   0.028557   0.031942    0.03561
59    0.028557   0.031942    0.03561    0.03956
60    0.031942    0.03561    0.03956   0.043795
61     0.03561    0.03956   0.043795   0.048312
62     0.03956   0.043795   0.048312   0.053111
63    0.043795   0.048312   0.053111   0.058193
64    0.048312   0.053111   0.058193    0.06356
65    0.053111   0.058193    0.06356   0.069208
66    0.058193    0.06356   0.069208   0.075139
67     0.06356   0.069208   0.075139   0.081354
68    0.069208   0.075139   0.081354   0.087851
69    0.075139   0.081354   0.087851   0.094632
70    0.081354   0.087851   0.094632   0.101694
71    0.087851   0.094632   0.101694   0.109041
72    0.094632   0.101694   0.109041    0.11667
73    0.101694   0.109041    0.11667   0.124582
74    0.109041    0.11667   0.124582   0.132777
75     0.11667   0.124582   0.132777   0.141255
76    0.124582   0.132777   0.141255
77    0.132777   0.141255
78    0.141255
79
80
81
82
83
84
85
86
87
88
89
90

* Less than

                      (Mortality for females Age *20years)

AGE      X          X+1        X+2        X+3       X+4         X+5        X+6        X+7        X+8        X+9       X+10
---   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
 0    0.000614   0.000218   0.000191   0.000165   0.000145   0.000132   0.000119   0.000106   0.000099   0.000099   0.000106
 1    0.000224   0.000191   0.000172   0.000152   0.000132   0.000119   0.000106   0.000106   0.000099   0.000106   0.000112
 2    0.000185   0.000172   0.000152   0.000139   0.000119   0.000106   0.000106   0.000106   0.000106   0.000119   0.000132
 3    0.000158   0.000158   0.000139   0.000125   0.000112   0.000106   0.000106   0.000106   0.000119   0.000132   0.000145
 4    0.000145   0.000145   0.000125   0.000112   0.000112   0.000106   0.000112   0.000119   0.000132   0.000152   0.000172
 5    0.000132   0.000132   0.000112   0.000112   0.000112   0.000112   0.000125   0.000139   0.000152   0.000178   0.000198
 6    0.000125   0.000119   0.000112   0.000112   0.000119   0.000125   0.000139   0.000152   0.000178   0.000198   0.000218
 7    0.000112   0.000119   0.000112   0.000119   0.000125   0.000145   0.000158   0.000185   0.000205   0.000218   0.000238
 8    0.000106   0.000119   0.000119   0.000132   0.000145   0.000158   0.000185   0.000205   0.000224   0.000244   0.000257
 9    0.000106   0.000125   0.000132   0.000152   0.000165   0.000191   0.000211   0.000231   0.000244   0.000257   0.000264
10    0.000106   0.000139   0.000152   0.000165   0.000198   0.000218   0.000231   0.000251   0.000264   0.000271   0.000277
11    0.000112   0.000158   0.000172   0.000198   0.000218   0.000238   0.000257   0.000271   0.000277   0.000284   0.000284
12    0.000119   0.000172   0.000205   0.000224   0.000244   0.000264   0.000277   0.000284   0.000284   0.000284    0.00029
13    0.000139   0.000198   0.000224   0.000238   0.000257   0.000271   0.000277   0.000284    0.00029    0.00029    0.00029
14    0.000165   0.000211   0.000238   0.000251   0.000264   0.000271   0.000277   0.000277   0.000297    0.00029    0.00029
15    0.000185   0.000224   0.000244   0.000257   0.000264   0.000271   0.000271   0.000277   0.000297    0.00029    0.00029
16    0.000211   0.000238   0.000244   0.000257   0.000257   0.000257   0.000264   0.000264   0.000297    0.00029    0.00029
17    0.000238   0.000238   0.000244   0.000251   0.000251   0.000251   0.000251   0.000251   0.000297    0.00029    0.00029
18    0.000238   0.000238   0.000244   0.000251   0.000251   0.000251   0.000251   0.000251   0.000284   0.000284    0.00029
19    0.000238   0.000238   0.000244   0.000251   0.000251   0.000251   0.000251   0.000251   0.000284   0.000277   0.000297

AGE     X+11       X+12       X+13       X+14       X+15       X+16       X+17       X+18      X+19        X+20       X+21
---   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
 0    0.000112   0.000125   0.000145   0.000165   0.000185   0.000205   0.000224   0.000238   0.000244   0.000251   0.000251
 1    0.000132   0.000145   0.000172   0.000191   0.000205   0.000224   0.000238   0.000244   0.000251   0.000257   0.000257
 2    0.000145   0.000172   0.000191   0.000211   0.000231   0.000244   0.000251   0.000257   0.000257   0.000264   0.000257
 3    0.000172   0.000191   0.000211   0.000231   0.000244   0.000251   0.000257   0.000264   0.000264   0.000264   0.000257
 4    0.000191   0.000211   0.000231   0.000244   0.000251   0.000264   0.000264   0.000264   0.000264   0.000264   0.000257
 5    0.000218   0.000238   0.000251   0.000257   0.000264   0.000264   0.000271   0.000264   0.000264   0.000264   0.000257
 6    0.000238   0.000251   0.000257   0.000264   0.000271   0.000271   0.000271   0.000264   0.000264   0.000264   0.000257
 7    0.000251   0.000264   0.000271   0.000271   0.000277   0.000271   0.000271   0.000264   0.000264   0.000264   0.000257
 8    0.000264   0.000271   0.000277   0.000277   0.000277   0.000271   0.000271   0.000264   0.000264   0.000264   0.000264
 9    0.000277   0.000277   0.000277   0.000277   0.000277   0.000271   0.000271   0.000264   0.000264   0.000264   0.000264
10    0.000277   0.000284   0.000277   0.000277   0.000277   0.000271   0.000271   0.000264   0.000271   0.000271   0.000277
11    0.000284   0.000284   0.000277   0.000277   0.000277   0.000271   0.000271   0.000271   0.000271   0.000277    0.00029
12    0.000284   0.000284   0.000277   0.000277   0.000277   0.000271   0.000277   0.000271   0.000284    0.00029   0.000304
13    0.000284   0.000284   0.000277   0.000277   0.000277   0.000277   0.000277   0.000284   0.000297    0.00031   0.000323
14    0.000284   0.000284   0.000277   0.000277   0.000277   0.000277    0.00029   0.000297    0.00031    0.00033    0.00035
15    0.000284   0.000284   0.000277   0.000284   0.000284    0.00029   0.000304   0.000317    0.00033   0.000356   0.000383
16    0.000284   0.000284   0.000284   0.000284   0.000297   0.000304   0.000317   0.000337   0.000363   0.000383   0.000416
17    0.000284    0.00029    0.00029   0.000297   0.000304   0.000317   0.000337   0.000363   0.000389   0.000422   0.000455
18     0.00029    0.00029   0.000304    0.00031   0.000323   0.000343    0.00037   0.000389   0.000429   0.000462   0.000502
19     0.00029   0.000304    0.00031   0.000323   0.000343    0.00037   0.000396   0.000429   0.000469   0.000508   0.000561

AGE     X+22       X+23       X+24     Ultimate
---   --------   --------   --------   --------
 0    0.000257   0.000251   0.000251   0.000251
 1    0.000257   0.000251   0.000251   0.000251
 2    0.000257   0.000251   0.000251   0.000251
 3    0.000257   0.000251   0.000251   0.000251
 4    0.000257   0.000251   0.000251   0.000251
 5    0.000257   0.000251   0.000257   0.000257
 6    0.000257   0.000257   0.000257   0.000264
 7    0.000264   0.000257   0.000271   0.000277
 8    0.000264   0.000271   0.000277    0.00029
 9    0.000277   0.000284   0.000297    0.00031
10    0.000284   0.000297   0.000317   0.000337
11    0.000304   0.000317   0.000343   0.000363
12    0.000323   0.000343    0.00037   0.000403
13     0.00035   0.000376   0.000403   0.000442
14    0.000376   0.000409   0.000442   0.000482
15    0.000416   0.000449   0.000488   0.000541
16    0.000455   0.000495   0.000541   0.000601
17    0.000502   0.000548   0.000601    0.00066
18    0.000554   0.000607   0.000667   0.000719
19    0.000614   0.000673   0.000726   0.000779
                                       0.000845
                                       0.000904
                                        0.00097
                                        0.00103
                                       0.001096
                                       0.001188
                                       0.001287
                                       0.001393
                                       0.001511
                                        0.00165
                                       0.001802
                                        0.00196
                                       0.002138
                                        0.00233
                                       0.002541
                                       0.002765
                                       0.002996
                                       0.003247
                                       0.003518
                                       0.003802
                                       0.004118
                                       0.004462
                                       0.004844
                                        0.00526
                                       0.005716
                                        0.00623
                                       0.006824
                                       0.007511
                                       0.008309
                                        0.00924
                                       0.010316
                                        0.01157
                                       0.013002
                                       0.014645
                                       0.016493
                                       0.018546
                                        0.02081
                                       0.023272
                                       0.025945
                                       0.028822
                                       0.031911
                                       0.035198
                                       0.038696
                                       0.042398
                                       0.046312
                                       0.050424
                                       0.054747
                                       0.059275
                                       0.064007
                                        0.06895
                                       0.074098
                                       0.079451
                                       0.085008
                                        0.09077
                                       0.096743
                                        0.10292

* Less than

                     (Mortality for males Ages 20-85 years)

AGE      X          X+1       X+2         X+3        X+4        X+5        X+6        X+7       X+8        X+9        X+10
---   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
20     0.00052    0.00054   0.000538   0.000536   0.000534   0.000521   0.000508    0.00049   0.000488   0.000492   0.000501
21    0.000469   0.000484   0.000483   0.000481   0.000479   0.000471   0.000465   0.000452   0.000461   0.000464   0.000484
22    0.000408   0.000423   0.000421    0.00042   0.000424   0.000422   0.000421   0.000419   0.000434   0.000449   0.000473
23    0.000408   0.000423   0.000416   0.000415   0.000413   0.000417   0.000421   0.000419   0.000434   0.000454   0.000484
24    0.000408   0.000412   0.000405   0.000403   0.000407   0.000417   0.000421   0.000424   0.000444    0.00047   0.000501
25    0.000402     0.0004   0.000399   0.000398   0.000407   0.000417   0.000421    0.00043   0.000455   0.000486   0.000516
26    0.000389   0.000388   0.000393   0.000396   0.000401   0.000415   0.000425   0.000445   0.000476   0.000512   0.000548
27    0.000377   0.000376   0.000386    0.00039     0.0004    0.00042   0.000441   0.000466   0.000496   0.000544   0.000579
28    0.000365   0.000375    0.00039     0.0004   0.000415   0.000441   0.000466   0.000497   0.000538    0.00058   0.000626
29    0.000358   0.000373     0.0004   0.000415   0.000441   0.000466   0.000497   0.000539    0.00058   0.000627   0.000683
30    0.000351   0.000372   0.000415   0.000441   0.000467   0.000498   0.000539   0.000581   0.000628   0.000684   0.000757
31    0.000345   0.000377   0.000431   0.000467   0.000498    0.00054   0.000582   0.000629   0.000685   0.000758   0.000841
32    0.000344   0.000388   0.000457   0.000499   0.000541   0.000582   0.000629   0.000686   0.000748   0.000842   0.000962
33    0.000343   0.000392   0.000478    0.00053   0.000583    0.00063   0.000687   0.000749   0.000843   0.000947   0.001066
34    0.000342   0.000397   0.000504   0.000568   0.000631   0.000687    0.00075   0.000844   0.000948   0.001067   0.001185
35     0.00034   0.000409   0.000532   0.000611   0.000684   0.000746    0.00084   0.000944   0.001064   0.001182   0.001333
36    0.000351   0.000425   0.000568   0.000669   0.000747   0.000841   0.000945   0.001065   0.001184   0.001334   0.001473
37    0.000359   0.000449   0.000614   0.000729   0.000839   0.000943   0.001063   0.001181   0.001332    0.00147   0.001613
38    0.000373   0.000474   0.000654    0.00078   0.000899   0.001009   0.001138   0.001267   0.001427   0.001591    0.00175
39    0.000393   0.000504   0.000704    0.00084   0.000965   0.001089   0.001224   0.001362   0.001533   0.001707   0.001896
40    0.000419   0.000539   0.000765   0.000911   0.001051    0.00117   0.001314   0.001458   0.001632   0.001827   0.002046
41     0.00045   0.000587   0.000839      0.001   0.001141   0.001269   0.001413   0.001557   0.001737   0.001952   0.002202
42    0.000487   0.000645   0.000929   0.001101   0.001246   0.001374   0.001513   0.001662   0.001836   0.002077   0.002375
43    0.000525   0.000725   0.001013   0.001211   0.001373   0.001511   0.001665   0.001814   0.001998   0.002255   0.002577
44    0.000572    0.00081   0.001114   0.001328   0.001504   0.001664   0.001818   0.001982   0.002176   0.002447   0.002791
45    0.000621    0.00091    0.00122    0.00145   0.001647   0.001822   0.001986   0.002165   0.002379   0.002645   0.003014
46     0.00068   0.001029   0.001328   0.001584   0.001791   0.001987   0.002172   0.002387   0.002565   0.002856   0.003266
47     0.00074   0.001153   0.001447   0.001719   0.001947   0.002174   0.002395   0.002563   0.002777   0.003094   0.003534
48    0.000795   0.001208   0.001508   0.001801   0.002061   0.002309   0.002561    0.00277   0.003035   0.003389   0.003922
49    0.000855   0.001253   0.001569   0.001878   0.002165   0.002439   0.002727   0.002993   0.003316    0.00372   0.004357
50    0.000911   0.001293    0.00162   0.001945   0.002274   0.002574   0.002905   0.003234   0.003634   0.004095    0.00485
51    0.000965   0.001327   0.001664   0.002006   0.002372   0.002709   0.003092   0.003499   0.003983   0.004505   0.005401
52    0.001021    0.00135   0.001694   0.002051    0.00247   0.002849    0.00329   0.003791   0.004368   0.004963   0.006009
53    0.001108   0.001476   0.001851   0.002256   0.002701   0.003128   0.003615   0.004158   0.004787   0.005464   0.006597
54    0.001202   0.001606   0.002024   0.002477   0.002965   0.003434   0.003978   0.004567   0.005237   0.005996   0.007238
55    0.001301   0.001759   0.002209   0.002726   0.003256   0.003777   0.004379   0.005014   0.005714   0.006577   0.007931
56    0.001412   0.001919   0.002424   0.003005   0.003583   0.004167   0.004821   0.005486   0.006232   0.007209   0.008697
57    0.001529   0.002103    0.00266   0.003317   0.003947   0.004584    0.00529   0.005997   0.006788     0.0079   0.009537
58    0.001609   0.002238   0.002936   0.003625    0.00434   0.004912   0.005634   0.006387   0.007213   0.008386   0.010074
59    0.001689   0.002373   0.003245   0.003955   0.004762   0.005252   0.005983   0.006788   0.007651    0.00889   0.010624
60    0.001765    0.00252   0.003584   0.004304   0.005223   0.005603   0.006345   0.007212   0.008109   0.009411   0.011174
61    0.001843   0.002664   0.003939   0.004669   0.005629   0.006213   0.006716   0.007646   0.008568   0.009926   0.011692
62    0.001916   0.002802   0.004328   0.005062   0.006242   0.006346     0.0071   0.008092   0.009033   0.010431   0.012179
63    0.002132   0.003149   0.004749   0.005671   0.006376   0.007133    0.00813   0.009075   0.010659   0.011833   0.013555
64    0.002369   0.003534   0.005205   0.006353   0.007168   0.008169   0.009119   0.010709   0.011888   0.013618   0.015084
65    0.002634   0.003968   0.005715   0.007117   0.008209   0.009163   0.010761   0.011945   0.013682   0.015155   0.017319
66     0.00292   0.004449   0.006265   0.007962   0.009202   0.010807   0.011997   0.013741    0.01522   0.017394   0.018244
67    0.003244   0.004985   0.006869   0.008899   0.010853   0.012048     0.0138   0.015286    0.01747   0.018208   0.020205
68    0.003574   0.005487    0.00756   0.009777   0.011894   0.013187   0.015106   0.016751   0.018287   0.019977   0.022162
69    0.003936    0.00604     0.0083   0.010709   0.013017    0.01444   0.016556   0.018366   0.020063   0.021916   0.024297
70    0.004331   0.006635     0.0091   0.011728   0.014253    0.01582    0.01815    0.02015   0.022011   0.024023   0.026569
71    0.004757    0.00727   0.009962   0.012839   0.015617   0.017346   0.019915   0.022104   0.024126   0.026299   0.029065
72    0.005213   0.007959   0.010906   0.014068   0.017123   0.019032   0.021846   0.024229   0.026413   0.028742   0.031677
73    0.005706   0.008713    0.01195   0.015424   0.018788   0.020878   0.023946   0.026525   0.028866   0.031325   0.034447
74    0.006247   0.009547   0.013102   0.016924    0.02061   0.022884   0.026215   0.028989    0.03146   0.034063   0.037496
75    0.006845   0.010467   0.014376   0.018565   0.022591   0.025053    0.02865   0.031593    0.03421   0.037079   0.040828
76    0.007504   0.011485   0.015769   0.020349   0.024731    0.02738   0.031224   0.034356   0.037239   0.040374   0.044443
77    0.008234   0.012599   0.017286   0.022278   0.027028    0.02984   0.033954   0.037397   0.040548   0.043949   0.048341
78    0.009033    0.01381   0.018923   0.024347   0.029457   0.032449    0.03696    0.04072   0.044137   0.047802   0.052521
79    0.009901   0.015119   0.020681   0.026535   0.032033   0.035321   0.040244   0.044325   0.048009   0.051936    0.05692
80    0.010839   0.016523    0.02254   0.028855   0.034869   0.038461   0.043808   0.048212    0.05216   0.056286    0.06146
81    0.011846   0.018007    0.02451    0.03141   0.037967   0.041866    0.04765   0.052381   0.056528   0.060776   0.066142
82     0.01291   0.019582    0.02668     0.0342   0.041328   0.045537    0.05177   0.056768   0.061038   0.065405   0.070964
83     0.01404   0.021316   0.029051   0.037228   0.044952   0.049475   0.056106   0.061296   0.065687   0.070175   0.075929
84    0.015282   0.023209   0.031623   0.040493   0.048839   0.053619   0.060581   0.065966   0.070476   0.075084   0.081034
85     0.01664   0.025264   0.034396   0.043995    0.05293   0.057895   0.065196   0.070776   0.075407   0.080132   0.086282
86    0.018113   0.027477   0.037375    0.04768   0.057144   0.062314    0.06995   0.075716   0.080488   0.085321   0.091657
87    0.019702   0.029852   0.040505   0.051483   0.061497   0.066858   0.074843   0.080808     0.0857   0.090649   0.097186
88    0.021405   0.032353   0.043736   0.055404   0.065981   0.071535   0.079876    0.08604   0.091052   0.096117   0.102856
89    0.023198   0.034933   0.047068   0.059444   0.070597   0.076345   0.085048   0.091414   0.096545   0.101725   0.108668
90    0.025048   0.037594     0.0505   0.063603   0.075344   0.081288   0.090359   0.096928   0.102178   0.107473   0.114621

AGE     X+11       X+12       X+13       X+14       X+15       X+16       X+17        X+18      X+19        X+20      X+21
---   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
20    0.000504   0.000513   0.000538   0.000572   0.000618   0.000641    0.00067    0.00071   0.000754   0.000809    0.00088
21    0.000493   0.000513   0.000542   0.000589   0.000644   0.000673   0.000712   0.000757   0.000811   0.000882   0.000968
22    0.000488   0.000513   0.000553    0.00061   0.000676   0.000715    0.00076   0.000814   0.000883    0.00097   0.001072
23    0.000504   0.000534   0.000585   0.000642   0.000718   0.000763   0.000817   0.000887   0.000972   0.001074   0.001196
24     0.00052   0.000561   0.000623   0.000684   0.000766    0.00082    0.00089   0.000976   0.001076   0.001199   0.001335
25    0.000552   0.000598   0.000665   0.000731   0.000823   0.000894    0.00098    0.00108   0.001201   0.001338   0.001496
26    0.000584    0.00064   0.000717   0.000789   0.000896   0.000983   0.001084   0.001205    0.00134   0.001499   0.001677
27    0.000625   0.000692    0.00078   0.000862   0.000985   0.001087   0.001209   0.001345   0.001501   0.001679   0.001868
28    0.000682   0.000755   0.000853   0.000956    0.00109   0.001212   0.001348   0.001506   0.001682   0.001871   0.002079
29    0.000756   0.000838   0.000958   0.001071   0.001214   0.001352    0.00151   0.001686   0.001874   0.002082   0.002302
30     0.00084   0.000959   0.001073    0.00119   0.001355   0.001513   0.001691   0.001879   0.002085   0.002305   0.002543
31    0.000961   0.001075   0.001193   0.001332   0.001517   0.001695   0.001883    0.00209   0.002307   0.002547   0.002812
32    0.001076   0.001194   0.001333   0.001487   0.001697   0.001885   0.002093    0.00231    0.00255   0.002815     0.0031
33     0.00119   0.001334   0.001488   0.001662   0.001887   0.002094   0.002312   0.002552   0.002818   0.003104   0.003415
34    0.001335   0.001479   0.001657   0.001851   0.002096   0.002314   0.002554    0.00282   0.003107   0.003419   0.003755
35    0.001471   0.001641    0.00184   0.002054   0.002315   0.002556   0.002823   0.003109   0.003422   0.003759   0.004136
36    0.001645   0.001822   0.002042   0.002271   0.002557   0.002823    0.00311   0.003422   0.003759   0.004137   0.004549
37    0.001793   0.002013   0.002248   0.002503   0.002818   0.003105   0.003417   0.003754   0.004131   0.004543   0.005006
38     0.00196   0.002211   0.002481   0.002761   0.003101   0.003413   0.003749   0.004126   0.004537   0.005006   0.005531
39    0.002131   0.002423   0.002734   0.003038   0.003409   0.003745   0.004121   0.004537   0.005006   0.005531   0.006117
40    0.002318   0.002655   0.003006    0.00334    0.00374   0.004121   0.004537   0.005006   0.005531   0.006117   0.006776
41     0.00252   0.002908   0.003311    0.00367   0.004121   0.004537   0.005006   0.005531   0.006117   0.006776   0.007496
42    0.002738   0.003183   0.003642   0.004047   0.004537   0.005006   0.005531   0.006117   0.006776   0.007496   0.008268
43    0.002961   0.003432   0.003931   0.004381   0.005006   0.005531   0.006117   0.006776   0.007496   0.008268   0.009111
44    0.003195   0.003706   0.004235   0.004753   0.005531   0.006117   0.006776   0.007496   0.008268   0.009111   0.010032
45    0.003454   0.004002   0.004572   0.005165   0.006117   0.006776   0.007496   0.008268   0.009111   0.010032   0.011046
46    0.003732   0.004324    0.00494   0.005615   0.006776   0.007496   0.008268   0.009111   0.010032   0.011046   0.012167
47     0.00404   0.004678   0.005344   0.006111   0.007496   0.008268   0.009111   0.010032   0.011046   0.012167   0.013402
48    0.004489   0.005151   0.005842   0.006596   0.008268   0.009111   0.010032   0.011046   0.012167   0.013402    0.01476
49     0.00499   0.005682   0.006371   0.007092   0.009111   0.010032   0.011046   0.012167   0.013402    0.01476   0.016241
50     0.00556   0.006255   0.006931    0.00762   0.010032   0.011046   0.012167   0.013402    0.01476   0.016241   0.017841
51    0.006187   0.006869   0.007533   0.008167   0.011046   0.012167   0.013402    0.01476   0.016241   0.017841   0.019549
52     0.00686   0.007536   0.008176   0.008751   0.012167   0.013402    0.01476   0.016241   0.017841   0.019549   0.021401
53    0.007561   0.008202   0.008778   0.009887   0.013402    0.01476   0.016241   0.017841   0.019549   0.021401   0.023428
54    0.008231   0.008807   0.009919   0.011157    0.01476   0.016241   0.017841   0.019549   0.021401   0.023428   0.025671
55    0.008838   0.009953   0.011195   0.012588   0.016241   0.017841   0.019549   0.021401   0.023428   0.025671   0.028146
56    0.009992   0.011237   0.012634   0.014181   0.017841   0.019549   0.021401   0.023428   0.025671   0.028146   0.030882
57    0.011147   0.012683   0.014068   0.015938   0.019549   0.021401   0.023428   0.025671   0.028146   0.030882   0.033876
58    0.011714    0.01334   0.014814   0.016917   0.021401   0.023428   0.025671   0.028146   0.030882   0.033876   0.037132
59    0.012276   0.013977   0.015524   0.017922   0.023428   0.025671   0.028146   0.030882   0.033876   0.037132   0.040651
60    0.012802   0.014568   0.016225   0.018964   0.025671   0.028146   0.030882   0.033876   0.037132   0.040651   0.044427
61    0.013281   0.015127   0.016917   0.020054   0.028146   0.030882   0.033876   0.037132   0.040651   0.044427   0.048419
62    0.013714   0.015662   0.017604   0.021198   0.030882   0.033876   0.037132   0.040651   0.044427   0.048419   0.052653
63    0.015109    0.01727   0.019589   0.023074   0.033876   0.037132   0.040651   0.044427   0.048419   0.052653   0.057314
64    0.017239   0.019051   0.021807   0.025112   0.037132   0.040651   0.044427   0.048419   0.052653   0.057314   0.062407
65    0.018389    0.02103   0.024265     0.0273   0.040651   0.044427   0.048419   0.052653   0.057314   0.062407   0.067932
66    0.020306   0.023205   0.026974   0.029805   0.044427   0.048419   0.052653   0.057314   0.062407   0.067932    0.07389
67    0.022411   0.025586   0.029938   0.032131   0.048419   0.052653   0.057314   0.062407   0.067932    0.07389   0.080279
68    0.024563   0.028011   0.032273    0.03502   0.052653   0.057314   0.062407   0.067932    0.07389   0.080279   0.087002
69    0.026893   0.030612   0.035175   0.038079   0.057314   0.062407   0.067932    0.07389   0.080279   0.087002   0.093942
70    0.029391   0.033365   0.038248   0.041452   0.062407   0.067932    0.07389   0.080279   0.087002   0.093942   0.101098
71    0.032031   0.036282   0.041633   0.045136   0.067932    0.07389   0.080279   0.087002   0.093942   0.101098    0.10847
72    0.034832   0.039494   0.045332   0.049132    0.07389   0.080279   0.087002   0.093942   0.101098    0.10847   0.116058
73    0.037916   0.043003   0.049346   0.053441   0.080279   0.087002   0.093942   0.101098    0.10847   0.116058   0.123862
74    0.041285    0.04681   0.053673   0.058061   0.087002   0.093942   0.101098    0.10847   0.116058   0.123862   0.131882
75     0.04494   0.050916   0.058314   0.062925   0.093942   0.101098    0.10847   0.116058   0.123862   0.131882   0.140119
76    0.048881   0.055318   0.063198   0.067944   0.101098    0.10847   0.116058   0.123862   0.131882   0.140119    0.14857
77    0.053108   0.059951    0.06824   0.073119    0.10847   0.116058   0.123862   0.131882   0.140119    0.14857   0.157239
78    0.057556   0.064733   0.073438   0.078451   0.116058   0.123862   0.131882   0.140119    0.14857   0.157239   0.166123
79    0.062147   0.069665   0.078793   0.083939   0.123862   0.131882   0.140119    0.14857   0.157239   0.166123   0.175224
80    0.066881   0.074744   0.084304   0.089583   0.131882   0.140119    0.14857   0.157239   0.166123   0.175224
81    0.071757   0.079973   0.089973   0.095384   0.140119    0.14857   0.157239   0.166123   0.175224
82    0.076777   0.085351   0.095799   0.101341    0.14857   0.157239   0.166123   0.175224
83     0.08194   0.090877   0.101782   0.107454   0.157239   0.166123   0.175224
84    0.087246   0.096552   0.107922   0.113724   0.166123   0.175224
85    0.092695   0.102377   0.114218   0.120149   0.175224
86      0.0983    0.10835   0.120655   0.126749
87    0.104035   0.114472   0.127265
88    0.109913   0.120743
89    0.115935
90

AGE     X+22       X+23       X+24     Ultimate
---   --------   --------   --------   --------
20    0.000966   0.001068   0.001189   0.001327
21     0.00107   0.001191   0.001327   0.001487
22    0.001194    0.00133   0.001487   0.001667
23    0.001333    0.00149   0.001667   0.001858
24    0.001493    0.00167   0.001858   0.002068
25    0.001674   0.001861   0.002068    0.00229
26    0.001865   0.002072    0.00229   0.002531
27    0.002076   0.002294   0.002531   0.002799
28    0.002298   0.002536   0.002799   0.003087
29     0.00254   0.002803   0.003087   0.003401
30    0.002808   0.003092   0.003401    0.00374
31    0.003096   0.003406    0.00374   0.004121
32    0.003411   0.003746   0.004121   0.004537
33    0.003751   0.004127   0.004537   0.005006
34    0.004132   0.004543   0.005006   0.005531
35    0.004548   0.005012   0.005531   0.006117
36    0.005012   0.005531   0.006117   0.006776
37    0.005531   0.006117   0.006776   0.007496
38    0.006117   0.006776   0.007496   0.008268
39    0.006776   0.007496   0.008268   0.009111
40    0.007496   0.008268   0.009111   0.010032
41    0.008268   0.009111   0.010032   0.011046
42    0.009111   0.010032   0.011046   0.012167
43    0.010032   0.011046   0.012167   0.013402
44    0.011046   0.012167   0.013402    0.01476
45    0.012167   0.013402    0.01476   0.016241
46    0.013402    0.01476   0.016241   0.017841
47     0.01476   0.016241   0.017841   0.019549
48    0.016241   0.017841   0.019549   0.021401
49    0.017841   0.019549   0.021401   0.023428
50    0.019549   0.021401   0.023428   0.025671
51    0.021401   0.023428   0.025671   0.028146
52    0.023428   0.025671   0.028146   0.030882
53    0.025671   0.028146   0.030882   0.033876
54    0.028146   0.030882   0.033876   0.037132
55    0.030882   0.033876   0.037132   0.040651
56    0.033876   0.037132   0.040651   0.044427
57    0.037132   0.040651   0.044427   0.048419
58    0.040651   0.044427   0.048419   0.052653
59    0.044427   0.048419   0.052653   0.057314
60    0.048419   0.052653   0.057314   0.062407
61    0.052653   0.057314   0.062407   0.067932
62    0.057314   0.062407   0.067932    0.07389
63    0.062407   0.067932    0.07389   0.080279
64    0.067932    0.07389   0.080279   0.087002
65     0.07389   0.080279   0.087002   0.093942
66    0.080279   0.087002   0.093942   0.101098
67    0.087002   0.093942   0.101098    0.10847
68    0.093942   0.101098    0.10847   0.116058
69    0.101098    0.10847   0.116058   0.123862
70     0.10847   0.116058   0.123862   0.131882
71    0.116058   0.123862   0.131882   0.140119
72    0.123862   0.131882   0.140119    0.14857
73    0.131882   0.140119    0.14857   0.157239
74    0.140119    0.14857   0.157239   0.166123
75     0.14857   0.157239   0.166123   0.175224
76    0.157239   0.166123   0.175224
77    0.166123   0.175224
78    0.175224
79
80
81
82
83
84
85
86
87
88
89
90

                      (Mortality for males Ages *20years)

AGE      X          X+1        X+2        X+3        X+4        X+5        X+6        X+7        X+8        X+9       X+10
---   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
 0    0.000812   0.000482   0.000304   0.000264   0.000231   0.000205   0.000191   0.000165   0.000152   0.000152   0.000139
 1    0.000323   0.000304   0.000264   0.000224   0.000172   0.000139   0.000125   0.000125   0.000132   0.000132   0.000145
 2    0.000231   0.000238   0.000211   0.000172   0.000139   0.000132   0.000125   0.000139   0.000132   0.000152   0.000165
 3    0.000231   0.000185   0.000158   0.000145   0.000132   0.000119   0.000125   0.000139   0.000152   0.000165   0.000205
 4    0.000191   0.000165   0.000145   0.000139   0.000119   0.000132   0.000139   0.000152   0.000172   0.000198   0.000284
 5    0.000165   0.000152   0.000139   0.000125   0.000132   0.000145   0.000158   0.000172   0.000205   0.000277   0.000356
 6    0.000152   0.000145   0.000125   0.000139   0.000145   0.000158   0.000178   0.000205   0.000284   0.000363   0.000515
 7    0.000125   0.000132   0.000139   0.000152   0.000165   0.000178   0.000205   0.000284    0.00037   0.000482   0.000574
 8    0.000119   0.000139   0.000132   0.000165   0.000178   0.000211    0.00029   0.000376   0.000488   0.000581   0.000614
 9    0.000125   0.000132   0.000152   0.000178   0.000211   0.000297   0.000383   0.000502   0.000587    0.00062   0.000647
10    0.000119   0.000145   0.000172   0.000218   0.000304   0.000396   0.000508   0.000601   0.000634   0.000653   0.000673
11    0.000132   0.000165   0.000218    0.00031   0.000403   0.000521   0.000614   0.000647   0.000667    0.00068   0.000706
12    0.000152   0.000205   0.000317   0.000409   0.000528   0.000627    0.00066    0.00068   0.000693   0.000713   0.000733
13    0.000198   0.000297   0.000403   0.000541    0.00064   0.000667   0.000693     0.0007   0.000693   0.000706   0.000713
14     0.00029   0.000383   0.000554   0.000653    0.00068     0.0007   0.000713   0.000706   0.000693    0.00068   0.000686
15    0.000383   0.000561   0.000667   0.000693   0.000713   0.000719   0.000719     0.0007   0.000673    0.00066   0.000647
16    0.000574    0.00068   0.000713   0.000726   0.000739   0.000713   0.000706    0.00068   0.000653   0.000627   0.000607
17    0.000693   0.000726   0.000739   0.000752   0.000733   0.000706   0.000693    0.00066    0.00062   0.000587   0.000574
18     0.00068   0.000713   0.000719   0.000713   0.000693    0.00066   0.000647   0.000614   0.000581   0.000554   0.000548
19     0.00066    0.00068   0.000673   0.000667    0.00064    0.00062   0.000594   0.000561   0.000541   0.000521   0.000528

AGE     X+11       X+12       X+13       X+14       X+15       X+16       X+17       X+18       X+19       X+20       X+21
---   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
 0    0.000152   0.000165   0.000198   0.000284    0.00035   0.000515   0.000581   0.000614   0.000653   0.000673    0.00068
 1    0.000165   0.000205   0.000284   0.000356   0.000521   0.000587    0.00062    0.00066    0.00068   0.000693   0.000686
 2    0.000198    0.00029   0.000356   0.000528   0.000587   0.000627   0.000667   0.000686     0.0007   0.000693    0.00068
 3    0.000284   0.000363   0.000535   0.000594   0.000634   0.000673   0.000693   0.000706     0.0007   0.000693   0.000673
 4    0.000356   0.000528   0.000587    0.00064    0.00068     0.0007   0.000713   0.000706     0.0007    0.00068   0.000653
 5    0.000515   0.000581   0.000614   0.000686   0.000713   0.000719   0.000713   0.000706   0.000686    0.00066   0.000627
 6    0.000574   0.000607    0.00064   0.000719   0.000726   0.000726   0.000713   0.000693   0.000667   0.000634   0.000607
 7    0.000607   0.000634   0.000653   0.000733   0.000733   0.000719     0.0007   0.000673    0.00064   0.000614   0.000587
 8     0.00064    0.00066   0.000686   0.000726   0.000713     0.0007   0.000673    0.00064   0.000614   0.000587   0.000568
 9    0.000667   0.000693   0.000713   0.000713     0.0007   0.000673    0.00064   0.000614   0.000587   0.000568   0.000548
10      0.0007   0.000719   0.000719   0.000693   0.000667    0.00064   0.000607   0.000587   0.000568   0.000548   0.000528
11    0.000726   0.000726   0.000686   0.000667   0.000634   0.000607   0.000587   0.000568   0.000548   0.000528   0.000515
12    0.000733   0.000693    0.00066   0.000627   0.000601   0.000581   0.000561   0.000541   0.000528   0.000515   0.000508
13      0.0007   0.000667   0.000634   0.000607   0.000587   0.000568   0.000548   0.000528   0.000515   0.000515   0.000515
14    0.000673   0.000634   0.000614   0.000594   0.000574   0.000554   0.000535   0.000521   0.000515   0.000521   0.000528
15    0.000634   0.000601   0.000594   0.000581   0.000554   0.000541   0.000528   0.000521   0.000521   0.000528   0.000541
16    0.000607   0.000581   0.000574   0.000568   0.000548   0.000535   0.000528   0.000528   0.000535   0.000548   0.000568
17    0.000574   0.000561   0.000554   0.000554   0.000541   0.000535   0.000535   0.000541   0.000554   0.000568   0.000594
18    0.000548   0.000535   0.000535   0.000541   0.000541   0.000541   0.000541   0.000554   0.000574   0.000601   0.000627
19    0.000515   0.000515   0.000515   0.000535   0.000541   0.000541   0.000554   0.000574   0.000601   0.000627   0.000667

AGE     X+22       X+23       X+24     Ultimate
---   --------   --------   --------   --------
 0     0.00068   0.000667   0.000653   0.000627
 1    0.000673    0.00066   0.000634   0.000607
 2    0.000667    0.00064   0.000614   0.000581
 3    0.000647   0.000614   0.000587   0.000561
 4     0.00062   0.000594   0.000568   0.000548
 5    0.000601   0.000574   0.000554   0.000528
 6    0.000581   0.000561   0.000535   0.000515
 7    0.000568   0.000541   0.000521   0.000502
 8    0.000541   0.000521   0.000508   0.000502
 9    0.000528   0.000515   0.000508   0.000508
10    0.000515   0.000508   0.000508   0.000515
11    0.000515   0.000515   0.000515   0.000535
12    0.000515   0.000521   0.000535   0.000554
13    0.000521   0.000535   0.000554   0.000581
14    0.000541   0.000554   0.000581   0.000614
15    0.000561   0.000587   0.000614   0.000653
16    0.000587    0.00062   0.000653     0.0007
17    0.000627    0.00066   0.000706   0.000759
18    0.000667   0.000713   0.000766   0.000832
19    0.000713   0.000772   0.000838   0.000917
                                       0.001016
                                       0.001122
                                       0.001247
                                       0.001373
                                       0.001505
                                        0.00167
                                       0.001841
                                       0.002039
                                       0.002251
                                       0.002475
                                       0.002726
                                       0.003003
                                       0.003307
                                        0.00365
                                       0.004033
                                       0.004455
                                       0.004937
                                       0.005458
                                       0.006026
                                        0.00664
                                       0.007306
                                       0.008045
                                       0.008864
                                       0.009761
                                       0.010751
                                       0.011834
                                       0.013002
                                       0.014243
                                       0.015596
                                       0.017068
                                       0.018704
                                       0.020506
                                       0.022499
                                       0.024684
                                       0.027053
                                       0.029621
                                       0.032373
                                       0.035277
                                       0.038366
                                       0.041758
                                       0.045467
                                       0.049493
                                       0.053836
                                       0.058489
                                       0.063393
                                       0.068449
                                       0.073663
                                       0.079035
                                       0.084559
                                       0.090248
                                       0.096089
                                       0.102089
                                       0.108253
                                       0.114563
                                       0.121037
                                        0.12767

* Less than

                                    Exhibit V

                      Accidental Death Reinsurance Premiums

                                 Not Applicable

                                   Exhibit VI

                             List of Risks Reinsured

                                 Universal Life

A "List of Risks Reinsured," showing all renewing policies, should be prepared and submitted monthly, quarterly, or annually according to the terms of the agreement. At least once a year at the end of each year, the Ceding Company must submit a list showing ALL risks reinsured under this agreement. Premiums due should be included only for the period being reported. The information required to be shown on such lists is set out below.

     A.   Policy number
     B. Name of insured (minimum is surname and first initial; prefer to have first name and middle initial as well.)
     C.   Sex
     D.   Date of birth (month, day, year)
     E.   Issue age
*    F.   Attained age
     G. Policy date (month, day, year) or date of increase/decrease in specified amount
     H.   Transaction code (in force)
          1.   First year, newly reported (i.e., new business)
          2. First year, previously reported (i.e., renewal business in first policy year)
          3.   Renewal
     I. Substandard rating (table, mortality percentage, flat extra amount and duration. Show multiple of standard for ADB or WPD.)
     J.   Plan or plan code (if more than one plan is covered by the agreement)
     K.   Underwriting class (smoker, nonsmoker, preferred, etc.)
     L.   Specified amount issued (life, ADB, WPD)
     M. Death benefit option (i.e., cash value is included in specified amount or additional to specified amount)
     N.   Reinsurance death benefit (or amount reinsured if ADB or WPD)
     O.   Reinsurance premium (life, ADB, WPD)
*    P.  Net cash amount due MARC (life, ADB, WPD)

     *Desirable but not required

                                   Exhibit VI
                                   (continued)

There should be separate subtotals for all items listed below. Each subtotal should include

Policy count                (life--separately for new business, renewals, and
                               combined)
Reinsurance death benefit   (separately for new business, renewals, and
                               combined)
Reinsurance premium         (separately for first year, renewals and combined)
Net amount due MARC         (separately for first year, renewals and combined)

It is not necessary to adhere strictly to the set of transaction codes shown above as long as the appropriate subtotals and totals can be provided.

The various policy details including Reinsurance Death Benefit and proportion reinsured for this policy shown on the "List of Risks Reinsured" should correspond to the in force after any changes reported concurrently on the "List of Amendments." We need a grand total each reporting period for policy count in force and Reinsurance Death Benefit in force (separately for new business, renewals, and combined). A separate total of ADB in force is needed. This need not be separated into new business and renewals.

A grand total of reinsurance premium and net amount due MARC, including all in force and amendments, should be shown (separately for first year, renewals, and combined categories). Separate totals should be provided for life, ADB, and WPD. This may be shown on the "List of Risks Reinsured" or may be included in a separate summary.

Where premiums for more than one period are being reported on a single list, the basic identification (policy number, name of insured, sex, date of birth, age, and policy date) need be shown only one time on the first line for the policy. Subsequent lines should each relate to a different period and the period involved should be indicated.

Although an increase or decrease in specified amount will not, as a rule, result in the issuance of a new policy, the amount of such increase or decrease should be reported separately from the base specified amount so that differences in premium rates can be reflected. For example, the amount of increase in specified amount might involve a substandard rating that differs from the rating for the base specified amount. In any such case, it might be a good idea to assign a separate policy number suffix.

Any significant deviations from these reporting guidelines must be agreed to by MARC.

                                   Exhibit VII

                               List of Amendments

                                 Universal Life

Each "List of Amendments" (monthly, quarterly, or annual) should show details for each policy for which any transaction (see codes 4-12 below) occurred which has an effect on either the Reinsurance Death Benefit or reinsurance premium. The basic policy details to be shown include the following:

a.   Policy number
b.   Name of insured
c.   Transaction code (changes to in force)
      4.  Termination without value
      5.  Policy not placed (NTO)
      6.  Surrender (full or partial)
      7.  Reinstatement
      8.  Increase in specified amount
      9.  Decrease in specified amount
     10.  Conversion or change of plan (e.g., Option A to Option B)
     11.  Death
     12.  Other (Please describe.)
d.   Effective date of transaction
e. Net increase or decrease in Reinsurance Death Benefit from the Reinsurance Death Benefit last reported to MARC before the change
f.   Reinsurance premium adjustment (separately for first year/renewal)
g.   Net adjustment due MARC (separately for first year/renewal)

Subtotals of policy count and Reinsurance Death Benefit should be provided for each transaction code where the transaction is such that the life policy count in force is altered by the transaction. For items g and h only grand totals are required (separately for first year/renewal/combined).

The premium adjustments should include adjustments up to the current reporting period (e.g., month, quarter). Premiums for the current reporting period should appear on the "List of Risks Reinsured."

It is not necessary to adhere strictly to the set of transaction codes shown above as long as the amendments are clearly identified and appropriate subtotals and totals can be provided.

                                  Exhibit VIII

                              In-Force Summary Form

                       SELF-ADMINISTERED LIFE REINSURANCE

                                 Summary Report

                  For the Period                  through
                                 ----------------         ---------
                     To Munich American Reassurance Company

                                        Account
Company Name                            Number
            ---------------------------        ---------------------------------

Treaty ID:
           ----------------------------

Plan ID:
         ------------------------------

Prepared By                             Date               Phone
            ---------------------------      -------------       ---------------

I. Policy Exhibit Summary (Life Reinsurance Only)

================================================================================
                                                         Number of    Amount of
                                                         Policies    Reinsurance
--------------------------------------------------------------------------------
A. In Force As Of Last Report
--------------------------------------------------------------------------------
B. New Paid Reinsurance Ceded
--------------------------------------------------------------------------------
C. NTO
--------------------------------------------------------------------------------
D. Reinstatements
--------------------------------------------------------------------------------
E. Administrative New Business (Conversions, Etc.)
--------------------------------------------------------------------------------
F. Lapses
--------------------------------------------------------------------------------
G. Recaptures
--------------------------------------------------------------------------------
H. Surrenders (Coinsurance Only)
--------------------------------------------------------------------------------
I. Death
--------------------------------------------------------------------------------
J. Expiries
--------------------------------------------------------------------------------
K. Administrative Lapses
--------------------------------------------------------------------------------
L. Increase/Decrease                                       XXXXXX
--------------------------------------------------------------------------------
M. In Force As Of Current Report
--------------------------------------------------------------------------------
N. ADB In Force As of Current Report                       XXXXXX
================================================================================

II. Accounting Summary

===================================================================================
                    Premiums                  Commissions
           -------------------------   -------------------------            Net Due
Category   First Year   Renewal Year   First Year   Renewal Year   Other*    MARC
-----------------------------------------------------------------------------------
Life
-----------------------------------------------------------------------------------
WP
-----------------------------------------------------------------------------------
ADB
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Total
===================================================================================

* If more than one category is included (e.g., surrender benefits, dividends), please show details on the reverse side of this form. RADF61

                               NOVATION AGREEMENT

This Novation Agreement is made effective as of January 1, 2002 among Munich American Reassurance Company of Atlanta, Georgia (hereafter referred to as "MARC"), GE Capital Life Assurance Company of New York (hereafter referred to as the "Ceding Company") and Continental Assurance Company of Chicago, Illinois (hereafter referred to as "Continental").

Whereas Continental, as a result of the sale of its Life Reinsurance Strategic Business Unit, wishes to transfer and assign the reinsurance contracts and treaties listed in Schedule A attached hereto (collectively, the "Reinsurance Agreements") as of the Effective Date and all of Continental's rights, duties, obligations and liabilities under each of the Reinsurance Agreements to MARC in order that Continental will be relieved of all of its rights, duties, obligations and liabilities under the Reinsurance Agreements; and

Whereas the Ceding Company wishes to consent and agree to such transfer and assignment.

Now therefore in Consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1. Continental hereby transfers and assigns, as of the Effective Date, each of the Reinsurance Agreements and all of Continental's rights, duties, obligations and liabilities thereunder to MARC.

2. MARC hereby accepts such transfer and assignment and agrees with each of Continental and the Ceding Company that MARC shall be bound by all of the terms and conditions of the Reinsurance Agreements, shall enjoy all of Continental's rights under and shall perform all of Continental's duties, obligations and liabilities under the Reinsurance Agreements to the same extent as if MARC had been the original party to the Reinsurance Agreements instead of Continental.

3.   The Ceding Company

     a) consents to the transfer and assignment of the Reinsurance Agreements and all of Continental's rights, duties, obligations and liabilities thereunder from Continental to MARC, agrees that MARC shall enjoy and shall be entitled to enforce all of Continental's rights under the Reinsurance Agreements and agrees that all of Continental's duties, obligations and liabilities under the Reinsurance Agreements shall be performed by MARC as if MARC had been the original party to the Reinsurance Agreements instead of Continental; and

     b) releases and forever discharges Continental from the observance and performance of any of the terms and conditions of the Reinsurance Agreements and all of Continental's duties, obligations and liabilities under the Reinsurance Agreements and from all claims, demands, actions and causes of action which the Ceding Company ever had, now has or may hereafter have against Continental in any way arising out of, resulting from or related to the Reinsurance Agreements or the transfer and assignment referenced herein.

4. MARC and the Ceding Company hereby ratify and confirm the Reinsurance Agreements as agreements solely between them and agree that the Reinsurance Agreements shall continue between them unaltered and in full force and effect in accordance with its terms and conditions.

5. Each party agrees to do all things necessary to give full effect to this Novation Agreement.

6. This Novation Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

                               NOVATION AGREEMENT

IN WITNESS WHEREOF the parties have executed this Novation Agreement as of January 1, 2002.

For: Continental Assurance Company of Chicago, Illinois


By: /s/ Illegible                        Attest:
    --------------------------------             -------------------------------
Title: Sr. Vice President                Title:


For: Munich American Reassurance Company of Atlanta, Georgia


By: /s/ Illegible                        Attest: /s/ Illegible
    --------------------------------             -------------------------------
Title: Vice President                    Title:  Associate Actuary


For: GE Capital Life Assurance Company of New York


By: /s/ Illegible                        Attest: /s/ Illegible
    --------------------------------             -------------------------------
Title: SR. VP                            Title:  VP

                                   Schedule A
            To the Novation Agreement made as of the January 1, 2002
                                     Between
                       Munich American Reassurance Company
                                       And
                  GE Capital Life Assurance Company of New York

Contract(s) referred to in the above referenced Novation Agreement:

------------------------------------------------------------------------------------
CNA's Company Code   Client Agreement #   Treaty Effective Date   Treaty Description
------------------------------------------------------------------------------------
      Z5403                2064                 05/10/1999           AUTOMATIC YRT
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

                                    Addendum

                                     to the

                         Automatic Reinsurance Agreement

                                     between

                      GE Life and Annuity Assurance Company
                               Richmond, Virginia
                     (hereinafter called the Ceding Company)

                                       and

                       Munich American Reassurance Company
                                Atlanta, Georgia
                            (hereinafter called MARC)
                                 Treaty ID: 1754

Effective October 1, 2000, if any policy effective June 26, 1999 and later and issued by an affiliate of General Electric Financial Assurance converts to a plan reinsured hereunder, MARC will receive its pool proportion of the reinsured VUL policy. Reinsurance premiums for the new policy will be the percentage of the GE 98 FULM rates in Exhibit A attached hereto and will be at attained age for the duration since the last check of insurability (point in scale).

Except as provided above, the terms and conditions of the agreement to which this addendum is attached will be applicable.

This addendum will be attached to and form a part of the Automatic Reinsurance Agreement effective October 1, 2000, between the Ceding Company and MARC.

In witness whereof, the said GE Life and Annuity Assurance Company, Richmond, Virginia, and the said Munich American Reassurance Company, Atlanta, Georgia, have by their respective officers executed and delivered this addendum in duplicate.

                                          GE Life and Annuity Assurance Company


                                          By /s/ Illegible
                                             -----------------------------------
                                          Title: SR VP RISK & REINSURANCE
Attest /s/ Illegible                      Date   5/8/02
       -----------------------------

                                          Munich American Reassurance Company


                                          By /s/ Illegible
                                             -----------------------------------
                                          Title: Vice President
Attest /s/ Illegible                      Date   4-23-02
       -----------------------------

                                    Exhibit A

                            Life Reinsurance Premiums

1. Life reinsurance premium rates for conversions shall be the following percentages of the GE98FULM rate schedules attached:

                                      Policies Effective   Policies Effective
                                        June 26, 1999       December 4, 2000
                                      ------------------   ------------------

     Underwriting Class                    All Ages             All Ages
     ------------------                    --------             --------

     Preferred Best No Nicotine Use           43%                  43%
     Preferred No Nicotine Use                55%                  56%
     Select No Nicotine Use                   76%                  73%
     Standard Plus No Nicotine Use            89%                  88%
     Preferred Nicotine Use                  150%                 150%
     Standard Plus Nicotine Use              200%                 200%

     These premium rates may be applied to risks up to $10,000,000.

2. Life reinsurance premiums will be calculated as follows. If more than $10,000,000 is accepted, the rates will be negotiated with MARC.

     a. By multiplying the Net Amount at Risk Reinsured by the premium rates derived at by multiplying the appropriate percentages times the rate shown in GE98FULM.

     b. Life reinsurance premiums for risks subject to a flat extra premium will be the sum of:

          (i) The applicable reinsurance premiums, calculated above, and

          (ii) The following percentages of the policy annual flat extra premiums applicable to the initial amount of reinsurance hereunder on such risks:

          Term of Flat
          Extra Premium          First Year   Renewal Years
          -------------          ----------   -------------

          More than five years       0%            85%
          Five years or less        90%            90%

3. Periodic listings to be forwarded to MARC by the Ceding Company in accordance with Article II, "Mode of Notification and Cession," will identify smoker and nonsmoker risks.

4. Reinsurances ceded on these rate schedules will be eligible for recapture in accordance with Article XII after they have been in force for at least ten years.

GE98FULM - Male

                                    Duration

Age      1         2         3         4         5         6         7         8         9
---   -------   -------   -------   -------   -------   -------   -------   -------   -------
  0     0.583     0.335     0.228     0.209     0.153     0.135     0.120     0.125     0.120
  1     0.218     0.207     0.200     0.148     0.125     0.123     0.120     0.125     0.116
  2     0.188     0.188     0.154     0.128     0.125     0.123     0.117     0.111     0.102
  3     0.158     0.149     0.131     0.128     0.125     0.123     0.113     0.107     0.124
  4     0.144     0.133     0.131     0.128     0.122     0.116     0.106     0.125     0.143
  5     0.139     0.133     0.131     0.128     0.118     0.108     0.128     0.139     0.170
  6     0.129     0.125     0.123     0.122     0.111     0.130     0.142     0.170     0.197
  7     0.120     0.118     0.115     0.116     0.133     0.137     0.177     0.201     0.291
  8     0.123     0.118     0.115     0.128     0.140     0.181     0.206     0.293     0.453
  9     0.120     0.118     0.131     0.136     0.177     0.210     0.291     0.457     0.552
 10     0.120     0.125     0.138     0.173     0.214     0.288     0.466     0.556     0.615
 11     0.120     0.133     0.169     0.211     0.290     0.476     0.567     0.627     0.642
 12     0.136     0.165     0.215     0.287     0.486     0.579     0.640     0.655     0.675
 13     0.160     0.212     0.285     0.495     0.584     0.653     0.668     0.681     0.662
 14     0.208     0.281     0.506     0.589     0.667     0.675     0.688     0.668     0.643
 15     0.278     0.516     0.593     0.673     0.689     0.694     0.666     0.649     0.643
 16     0.526     0.605     0.679     0.695     0.708     0.680     0.654     0.649     0.638
 17     0.609     0.693     0.693     0.714     0.686     0.660     0.654     0.643     0.664
 18     0.699     0.691     0.696     0.692     0.665     0.659     0.640     0.661     0.662
 19     0.681     0.685     0.656     0.671     0.664     0.629     0.618     0.658     0.718
 20     0.664     0.610     0.634     0.644     0.642     0.605     0.604     0.653     0.713
 21     0.595     0.569     0.589     0.605     0.609     0.599     0.602     0.640     0.673
 22     0.553     0.529     0.542     0.573     0.597     0.602     0.596     0.638     0.661
 23     0.501     0.486     0.517     0.559     0.602     0.598     0.610     0.615     0.624
 24     0.444     0.455     0.500     0.557     0.604     0.614     0.614     0.614     0.619
 25     0.396     0.430     0.491     0.550     0.581     0.599     0.608     0.616     0.619
 26     0.352     0.410     0.478     0.520     0.549     0.572     0.598     0.618     0.625
 27     0.309     0.385     0.445     0.481     0.505     0.542     0.593     0.628     0.625
 28     0.327     0.396     0.453     0.487     0.511     0.553     0.607     0.628     0.640
 29     0.333     0.401     0.454     0.489     0.521     0.570     0.615     0.638     0.638
 30     0.334     0.399     0.451     0.506     0.536     0.581     0.618     0.651     0.678
 31     0.329     0.395     0.453     0.508     0.546     0.587     0.613     0.657     0.699
 32     0.322     0.393     0.459     0.514     0.552     0.586     0.615     0.666     0.724
 33     0.328     0.417     0.492     0.549     0.581     0.623     0.655     0.702     0.766
 34     0.336     0.437     0.522     0.576     0.615     0.662     0.700     0.765     0.826
 35     0.342     0.453     0.545     0.608     0.650     0.704     0.761     0.834     0.919
 36     0.344     0.463     0.572     0.642     0.682     0.750     0.792     0.915     0.990
 37     0.343     0.477     0.601     0.679     0.749     0.797     0.911     0.986     1.103
 38     0.356     0.499     0.621     0.711     0.786     0.909     0.993     1.110     1.254
 39     0.371     0.524     0.658     0.759     0.862     0.969     1.102     1.250     1.428
 40     0.388     0.563     0.711     0.845     0.942     1.043     1.203     1.387     1.559
 41     0.416     0.616     0.803     0.937     1.037     1.175     1.298     1.498     1.713
 42     0.453     0.708     0.900     1.047     1.171     1.249     1.390     1.626     1.869
 43     0.538     0.768     0.969     1.162     1.265     1.385     1.548     1.779     2.049
 44     0.621     0.838     1.072     1.275     1.380     1.548     1.714     1.963     2.260
 45     0.717     0.944     1.172     1.388     1.518     1.720     1.915     2.179     2.408
 46     0.856     1.048     1.269     1.524     1.751     1.928     2.151     2.350     2.650
 47     1.002     1.153     1.389     1.665     1.949     2.174     2.353     2.587     2.955
 48     1.031     1.245     1.506     1.820     2.155     2.371     2.608     2.930     3.381
 49     1.070     1.339     1.649     1.999     2.320     2.620     2.950     3.345     3.844
 50     1.104     1.452     1.811     2.131     2.529     2.948     3.364     3.794     4.401
 51     1.146     1.577     1.923     2.305     2.808     3.353     3.812     4.335     4.961
 52     1.182     1.644     2.072     2.527     3.150     3.788     4.354     4.878     5.409
 53     1.212     1.753     2.279     2.832     3.482     4.206     4.782     5.241     5.863
 54     1.263     1.900     2.547     3.153     3.888     4.596     5.049     5.622     6.311
 55     1.340     2.096     2.827     3.556     4.271     4.816     5.373     5.983     6.900
 56     1.457     2.294     3.188     3.943     4.484     5.092     5.603     6.473     7.719
 57     1.568     2.568     3.532     4.164     4.764     5.264     6.039     7.181     8.383
 58     1.933     2.961     3.782     4.537     5.056     5.789     6.636     7.686     8.944
 59     2.315     3.198     4.132     4.825     5.652     6.393     7.265     8.290     9.119
 60     2.627     3.552     4.392     5.422     6.181     7.048     7.867     8.607     9.042
 61     2.915     3.818     4.965     5.954     6.912     7.666     8.322     8.667     9.635
 62     3.200     4.409     5.470     6.693     7.577     8.166     8.486     9.610    10.422
 63     3.459     4.681     6.031     7.261     8.023     8.513     9.744    10.451    11.688
 64     3.675     5.131     6.501     7.633     8.153     9.611    10.478    11.603    13.592
 65     3.903     5.475     6.839     7.656     9.044    10.574    11.424    13.422    16.092
 66     4.088     5.751     6.802     8.188     9.761    11.233    13.240    15.930    17.149
 67     4.270     5.686     7.098     8.636    10.721    13.228    15.910    16.961    18.795
 68     4.528     6.033     7.604     9.429    11.540    14.004    16.668    19.056    20.175
 69     4.954     6.580     8.340    10.233    12.378    14.848    17.489    19.925    22.612

                                    Duration

Age     10        11        12        13        14        15        16        17        18
---   -------   -------   -------   -------   -------   -------   -------   -------   -------
  0     0.118     0.111     0.132     0.155     0.187     0.201     0.302     0.465     0.550
  1     0.107     0.125     0.150     0.181     0.205     0.298     0.446     0.521     0.618
  2     0.120     0.152     0.177     0.207     0.292     0.443     0.520     0.587     0.650
  3     0.144     0.166     0.210     0.291     0.436     0.523     0.586     0.607     0.664
  4     0.167     0.198     0.294     0.431     0.525     0.579     0.612     0.647     0.665
  5     0.193     0.297     0.435     0.530     0.585     0.615     0.650     0.645     0.677
  6     0.293     0.439     0.536     0.591     0.622     0.653     0.645     0.642     0.643
  7     0.444     0.541     0.591     0.624     0.660     0.644     0.642     0.643     0.638
  8     0.547     0.597     0.624     0.663     0.651     0.642     0.642     0.645     0.685
  9     0.603     0.630     0.655     0.654     0.641     0.642     0.644     0.677     0.716
 10     0.630     0.662     0.650     0.640     0.641     0.650     0.669     0.708     0.776
 11     0.662     0.656     0.640     0.640     0.636     0.662     0.700     0.768     0.831
 12     0.656     0.639     0.639     0.635     0.661     0.693     0.759     0.822     0.859
 13     0.638     0.639     0.634     0.661     0.684     0.751     0.817     0.858     0.874
 14     0.638     0.633     0.660     0.683     0.750     0.813     0.853     0.878     0.870
 15     0.632     0.659     0.682     0.741     0.794     0.849     0.887     0.875     0.850
 16     0.658     0.674     0.740     0.789     0.830     0.882     0.866     0.849     0.850
 17     0.664     0.731     0.790     0.818     0.857     0.859     0.849     0.840     0.850
 18     0.721     0.773     0.772     0.783     0.807     0.832     0.828     0.831     0.813
 19     0.744     0.752     0.752     0.741     0.765     0.788     0.799     0.793     0.807
 20     0.722     0.717     0.717     0.717     0.719     0.746     0.763     0.777     0.791
 21     0.681     0.686     0.687     0.699     0.706     0.731     0.737     0.761     0.802
 22     0.657     0.665     0.678     0.669     0.701     0.710     0.740     0.773     0.798
 23     0.643     0.633     0.657     0.672     0.687     0.698     0.753     0.779     0.817
 24     0.618     0.635     0.640     0.684     0.685     0.710     0.759     0.798     0.831
 25     0.625     0.643     0.682     0.677     0.684     0.725     0.778     0.821     0.871
 26     0.626     0.646     0.658     0.670     0.703     0.744     0.810     0.870     0.931
 27     0.638     0.641     0.669     0.698     0.726     0.784     0.869     0.930     1.040
 28     0.635     0.674     0.696     0.715     0.775     0.843     0.919     1.039     1.139
 29     0.667     0.694     0.719     0.774     0.841     0.903     1.038     1.138     1.299
 30     0.694     0.722     0.772     0.840     0.902     1.005     1.137     1.299     1.436
 31     0.726     0.773     0.839     0.905     1.007     1.121     1.298     1.435     1.582
 32     0.778     0.842     0.903     1.004     1.119     1.284     1.434     1.580     1.753
 33     0.828     0.902     1.003     1.112     1.269     1.419     1.579     1.732     1.919
 34     0.906     0.998     1.115     1.258     1.397     1.552     1.729     1.895     2.095
 35     1.006     1.121     1.253     1.393     1.527     1.705     1.893     2.093     2.347
 36     1.107     1.239     1.407     1.526     1.678     1.857     2.090     2.345     2.670
 37     1.244     1.405     1.524     1.681     1.862     2.071     2.343     2.683     3.096
 38     1.420     1.539     1.678     1.860     2.076     2.337     2.696     3.111     3.572
 39     1.537     1.675     1.857     2.082     2.354     2.696     3.126     3.608     4.144
 40     1.692     1.854     2.097     2.340     2.693     3.119     3.626     4.181     4.676
 41     1.851     2.070     2.355     2.662     3.091     3.659     4.219     4.713     5.182
 42     2.043     2.340     2.641     3.055     3.661     4.258     4.751     5.223     5.701
 43     2.312     2.613     3.018     3.660     4.255     4.795     5.265     5.728     6.208
 44     2.553     3.018     3.547     4.115     4.740     5.305     5.761     6.237     6.774
 45     2.817     3.391     4.005     4.595     5.295     5.790     6.265     6.769     7.157
 46     3.132     3.819     4.491     5.149     5.705     6.296     6.763     7.148     7.654
 47     3.499     4.273     5.058     5.623     6.236     6.715     7.179     7.643     8.130
 48     3.957     4.839     5.570     6.105     6.575     7.103     7.630     8.164     8.584
 49     4.505     5.334     6.110     6.469     6.961     7.550     8.148     8.617     9.273
 50     5.050     5.844     6.340     6.879     7.420     8.055     8.650     9.308    10.257
 51     5.502     6.302     6.780     7.383     8.004     8.439     9.402    10.236    11.291
 52     5.935     6.754     7.261     8.023     8.299     9.186    10.213    11.133    12.446
 53     6.399     7.149     7.975     8.336     9.250     9.894    10.971    12.272    13.430
 54     7.005     7.919     8.324     9.279     9.894    10.608    12.094    13.399    14.726
 55     7.839     8.331     9.207     9.899    10.167    11.822    13.365    14.689    16.386
 56     8.352     9.106     9.826     9.992    11.639    13.062    14.743    16.347    17.730
 57     8.963     9.672     9.814    11.451    12.687    14.501    16.099    17.685    19.476
 58     9.568     9.630    11.278    12.473    14.084    15.732    17.637    19.181    21.075
 59     9.540    11.262    12.081    13.657    15.272    17.235    18.878    21.017    23.345
 60    10.050    11.790    13.221    15.010    17.183    18.687    20.818    23.282    26.345
 61    10.466    12.260    14.740    16.900    18.379    20.608    23.216    25.962    29.390
 62    11.925    14.463    16.609    18.314    19.994    22.981    25.732    29.329    32.670
 63    13.750    16.544    17.992    19.643    22.611    25.569    28.903    32.607    36.441
 64    16.241    17.662    19.282    22.230    24.833    28.542    32.539    36.376    42.321
 65    17.323    18.913    21.839    24.415    27.370    32.143    36.525    42.509    48.064
 66    18.533    21.128    23.986    26.541    31.265    36.306    42.698    48.290    54.402
 67    20.714    23.205    25.692    29.961    35.347    42.456    48.516    54.667    60.477
 68    22.405    24.823    30.059    34.812    41.911    48.741    54.932    61.025    65.852
 69    23.934    30.179    34.262    41.349    48.163    55.196    61.579    66.450    71.848

                                    Duration

Age      19       20        21        22        23        24        25        Ult
---   -------   -------   -------   -------   -------   -------   -------   -------
  0     0.612     0.637     0.644     0.639     0.643     0.644     0.640     0.658
  1     0.644     0.650     0.645     0.650     0.651     0.646     0.665     0.688
  2     0.657     0.652     0.657     0.657     0.653     0.671     0.695     0.738
  3     0.658     0.663     0.664     0.659     0.678     0.702     0.746     0.790
  4     0.670     0.671     0.666     0.685     0.709     0.753     0.798     0.817
  5     0.677     0.673     0.692     0.717     0.761     0.806     0.825     0.831
  6     0.679     0.699     0.724     0.769     0.815     0.833     0.839     0.831
  7     0.706     0.731     0.776     0.823     0.842     0.848     0.839     0.825
  8     0.724     0.784     0.831     0.850     0.857     0.848     0.833     0.834
  9     0.784     0.831     0.859     0.865     0.856     0.842     0.843     0.853
 10     0.831     0.859     0.865     0.865     0.850     0.851     0.862     0.863
 11     0.859     0.865     0.865     0.859     0.860     0.870     0.871     0.866
 12     0.869     0.869     0.850     0.868     0.879     0.880     0.875     0.858
 13     0.874     0.850     0.868     0.888     0.889     0.884     0.867     0.851
 14     0.850     0.868     0.879     0.880     0.893     0.876     0.859     0.837
 15     0.859     0.870     0.862     0.888     0.885     0.868     0.846     0.837
 16     0.860     0.843     0.874     0.876     0.877     0.854     0.846     0.852
 17     0.824     0.855     0.876     0.877     0.863     0.854     0.861     0.893
 18     0.836     0.857     0.877     0.854     0.863     0.869     0.902     0.955
 19     0.820     0.849     0.854     0.837     0.878     0.911     0.964     1.___
 20     0.821     0.836     0.837     0.869     0.884     0.974     1.054     1.___
 21     0.817     0.836     0.860     0.883     0.964     1.064     1.154     1.276
 22     0.836     0.851     0.873     0.954     1.043     1.166     1.288     1.425
 23     0.841     0.873     0.944     1.042     1.154     1.301     1.439     1.604
 24     0.872     0.933     1.042     1.142     1.301     1.439     1.620     1.777
 25     0.932     1.041     1.142     1.301     1.439     1.604     1.795     1.945
 26     1.041     1.141     1.301     1.439     1.587     1.795     1.965     2.124
 27     1.140     1.301     1.439     1.587     1.786     1.965     2.145     2.354
 28     1.300     1.438     1.586     1.776     1.955     2.145     2.378     2.621
 29     1.437     1.585     1.775     1.944     2.123     2.354     2.648     2.976
 30     1.583     1.775     1.943     2.101     2.354     2.648     3.006     3.363
 31     1.773     1.942     2.099     2.353     2.647     3.006     3.397     3.850
 32     1.941     2.098     2.352     2.647     3.036     3.414     3.889     4.380
 33     2.097     2.351     2.646     3.036     3.431     3.925     4.424     4.934
 34     2.349     2.659     3.051     3.466     3.960     4.451     4.934     5.555
 35     2.672     3.066     3.491     3.996     4.483     4.984     5.555     6.159
 36     3.081     3.519     4.033     4.519     5.019     5.554     6.159     6.721
 37     3.543     4.069     4.560     5.050     5.524     6.190     6.653     7.420
 38     4.106     4.601     5.085     5.551     6.157     6.652     7.195     8.118
 39     4.638     5.110     5.590     6.155     6.685     7.192     7.708     8.878
 40     5.146     5.635     6.185     6.717     7.188     7.704     8.430     9.779
 41     5.662     6.215     6.750     7.183     7.698     8.424     9.384    10.629
 42     6.212     6.782     7.178     7.691     8.326     9.279     9.985    11.403
 43     6.779     7.172     7.683     8.272     9.171     9.869    10.827    12.403
 44     7.165     7.675     8.215     8.958     9.750    10.588    11.777    13.672
 45     7.665     8.204     8.740     9.737    10.460    11.642    12.981    15.300
 46     8.192     8.621     9.500    10.328    11.632    12.973    14.218    16.___
 47     8.551     9.371    10.312    11.621    12.963    13.737    15.441    18.___
 48     9.237    10.295    11.607    13.094    13.561    15.250    16.970    20.___
 49    10.277    11.593    12.939    13.538    15.054    16.951    18.384    22.464
 50    11.444    12.779    13.514    14.853    16.929    18.361    20.195    24.773
 51    12.615    13.488    14.824    16.712    18.231    20.170    22.021    27.268
 52    13.460    14.794    16.488    18.095    19.910    21.737    24.238    29.646
 53    14.761    16.456    18.063    19.644    21.446    23.926    26.951    32.674
 54    16.422    18.028    19.606    21.405    23.606    27.223    30.364    35.888
 55    17.772    19.565    21.361    23.560    27.192    30.337    32.988    39.560
 56    19.522    21.182    23.512    27.158    30.307    32.955    36.363    43.633
 57    21.130    23.460    27.121    30.273    32.918    36.326    40.988    47.434
 58    23.404    26.765    30.235    32.877    36.693    41.180    46.476    52.020
 59    26.718    29.846    32.831    36.652    41.371    46.703    52.020    56.769
 60    29.447    32.782    36.606    41.562    46.931    52.546    56.769    61.815
 61    32.728    36.556    41.752    47.158    53.076    57.285    61.815    66.765
 62    36.501    41.942    47.385    53.342    57.805    62.377    67.372    71.939
 63    42.132    47.612    53.607    58.330    62.943    68.052    72.593    77.334
 64    47.838    53.872    58.859    63.515    68.671    73.326    78.037    82.939
 65    54.137    59.394    64.091    69.295    73.992    78.825    83.693    88.743
 66    59.933    64.673    69.925    74.665    79.621    84.539    89.460    94.956
 67    65.260    70.560    75.343    80.345    85.307    90.364    95.820   101.607
 68    71.201    76.028    81.075    86.169    91.185    96.691   102.633   108.717
 69    76.719    81.812    86.952    92.106    97.667   103.566   109.815   116.327

GE98FULM - Male

                                    Duration

Age      1         2         3         4         5         6         7         8         9
---   -------   -------   -------   -------   -------   -------   -------   -------   -------
 70     5.408     7.176     9.076    11.070    13.305    15.784    18.268    20.731    23.719
 71     6.016     7.890     9.909    12.005    14.352    16.723    18.985    21.578    24.730
 72     6.695     8.752    10.849    14.484    16.666    17.654    21.393    23.896    25.804
 73     7.058    10.637    14.454    16.297    17.541    21.006    23.497    25.383    29.508
 74     7.749    11.733    15.905    17.510    20.174    23.072    24.924    29.053    35.816
 75     8.546    12.912    17.468    19.728    22.158    24.435    28.568    36.547    48.003
 76     9.405    14.180    19.253    21.668    24.425    28.051    36.695    46.439    51.706
 77    10.331    15.631    21.150    23.885    27.501    35.634    44.141    49.984    57.043
 78    11.390    17.171    23.314    26.917    35.740    42.392    47.462    54.427    62.410
 79    12.508    18.925    25.714    32.714    39.200    45.539    52.452    60.418    68.970
 80    13.789    20.874    28.234    35.876    42.776    50.374    58.318    67.739    76.923
 81    15.205    22.924    30.963    39.149    47.387    56.108    66.428    75.656    85.481
 82    16.697    25.140    33.792    45.656    54.651    65.036    73.340    83.675    94.653
 83    18.314    31.070    40.397    52.581    62.624    71.883    82.796    94.415    99.004
 84    24.268    37.796    47.525    60.176    70.335    81.317    93.019    98.702   108.374
 85    31.095    45.103    55.400    68.469    79.744    90.398    99.532   110.585   118.563
 86    38.623    53.205    64.061    77.491    88.784    99.145   111.574   119.653   128.257
 87    47.045    62.153    73.539    87.258    98.701   111.264   120.739   130.163   142.041
 88    56.405    71.973    83.858    98.014   110.894   123.203   132.093   144.939   155.369
 89    66.754    82.698    95.262   109.852   122.892   133.308   147.897   158.497   173.188
 90    78.122    94.572   107.856   122.856   136.029   150.121   161.689   176.723   187.045
 91    90.764   107.709   121.738   137.150   152.375   164.939   180.329   190.863   202.475
 92   104.789   122.214   137.040   153.201   168.164   184.009   194.758   206.607   219.681
 93   120.323   138.223   154.241   171.256   187.765   198.732   210.823   224.164   239.452
 94   137.525   156.240   173.632   191.597   202.788   215.126   228.739   244.339   262.205
 95   156.912   176.557   195.507   206.927   219.516   233.407   249.326   267.556   288.422
 96   178.808   199.497   211.150   223.996   238.170   254.414   273.017   294.308   318.709
 97   203.568   215.459   228.568   243.031   259.606   278.588   300.315   325.214   353.768
 98   219.856   233.232   247.991   264.904   284.274   306.444   331.851   360.987   396.217
 99   237.992   253.052   270.310   290.075   312.698   338.623   368.355   404.303   447.726

                                    Duration

Age     10        11        12        13        14        15        16        17        18
---   -------   -------   -------   -------   -------   -------   -------   -------   -------
 70    26.698    32.893    38.784    47.568    55.167    62.137    67.052    72.501    77.416
 71    28.213    35.868    45.865    55.131    61.484    67.661    73.159    78.119    83.306
 72    29.777    38.935    54.825    60.811    66.949    73.824    78.829    84.062    89.434
 73    35.100    50.807    58.158    65.512    70.803    78.741    83.800    88.975    95.211
 74    48.876    55.445    63.328    69.236    77.102    82.919    88.957    95.687   100.848
 75    53.339    61.093    67.630    75.421    82.012    88.929    96.163   100.828   106.810
 76    58.806    65.208    73.699    81.077    88.892    96.144   100.796   106.777   113.106
 77    63.514    71.934    81.006    88.372    96.114   100.754   106.732   114.249   123.545
 78    70.126    80.026    87.832    96.073   100.700   106.675   114.201   123.520   131.150
 79    78.110    86.791    96.022    99.553   107.753   115.354   124.767   132.475   140.840
 80    85.719    95.960    99.466   107.683   115.293   125.378   133.813   142.230   156.612
 81    94.845    99.366   107.601   116.458   125.988   135.165   143.629   158.194   169.143
 82    99.255   108.688   116.383   126.598   135.826   145.041   159.792   170.852   183.096
 83   108.593   116.294   127.207   136.487   146.462   161.406   172.578   184.945   198.655
 84   116.192   127.140   137.866   147.902   163.037   174.321   186.813   200.662   216.534
 85   127.058   139.258   149.356   164.683   176.082   188.700   202.688   218.722   237.109
 86   139.932   150.825   166.347   177.860   190.607   204.736   220.931   239.505   260.817
 87   152.302   168.027   179.657   192.532   206.804   223.162   241.924   263.452   288.206
 88   169.724   181.471   194.477   208.893   225.417   244.367   266.113   291.117   319.909
 89   183.304   196.441   211.003   227.694   246.836   268.801   294.057   323.140   358.295
 90   198.425   213.134   229.994   249.329   271.516   297.028   326.404   361.914   404.874
 91   215.287   232.317   251.848   274.259   300.028   329.701   365.570   408.964   461.559
 92   234.663   254.391   277.029   303.059   333.031   369.263   413.095   466.221   530.787
 93   256.961   279.827   306.120   336.395   372.993   417.267   470.930   536.148   615.463
 94   282.654   309.212   339.793   376.760   421.482   475.687   541.564   621.680
 95   312.335   343.225   380.566   425.739   480.492   547.034   627.959
 96   346.692   384.410   430.040   485.345   552.560   634.302
 97   388.293   434.384   490.248   558.141   640.709
 98   438.771   495.200   563.779   647.181
 99   500.202   569.474   653.718

                                    Duration

Age     19         20        21        22        23        24        25       Ult
---   -------   -------   -------   -------   -------   -------   -------   -------
 70    82.555    87.830    92.943    98.555   104.612   110.814   117.502   124.761
 71    88.628    93.882    99.550   105.563   111.821   118.452   126.021   134.120
 72    94.831   100.455   106.629   112.950   119.528   127.039   135.475   144.513
 73   100.859   106.843   112.033   120.372   127.294   133.311   145.973   156.076
 74   106.832   112.010   121.344   128.580   134.541   147.447   157.653   168.951
 75   113.142   121.704   129.879   135.777   148.937   159.245   170.657   183.308
 76   122.934   129.865   137.024   150.441   160.854   172.381   185.159   199.806
 77   131.177   138.283   151.961   162.478   174.122   187.030   201.824   218.791
 78   139.558   153.496   164.119   175.881   188.919   203.863   221.002   240.668
 79   155.046   165.777   177.658   190.827   205.922   223.234   243.099   265.940
 80   167.452   179.452   192.755   208.002   225.489   245.554   268.627   295.194
 81   181.265   194.702   210.103   227.766   248.035   271.340   298.176   330.615
 82   196.668   212.225   230.067   250.540   274.081   301.188   333.955   373.595
 83   214.369   232.391   253.071   276.849   304.230   337.328   377.369   425.901
 84   234.738   255.627   279.646   307.303   340.735   381.181   430.203   489.781
 85   258.209   282.470   310.407   344.177   385.031   434.548   494.728   567.915
 86   285.324   313.542   347.654   388.920   438.938   499.725   573.652
 87   316.709   351.165   392.849   443.371   504.773   579.446
 88   354.712   396.817   447.850   509.872   585.299
 89   400.825   452.374   515.022   591.211
 90   546.943   520.224   597.183
 91   525.479   603.215
 92   609.308
 93
 94
 95
 96
 97
 98
 99

GE98FULM - Female

                                    Duration
Age        1         2         3         4         5         6         7         8         9        10
---   ------    -------   -------   -------   -------   -------   -------   -------   -------   -------
  0     0.528     0.329     0.192     0.113     0.089     0.094     0.099     0.097     0.095       0.1
  1     0.176     0.118     0.092     0.083     0.081      0.06     0.099     0.097     0.102       0.1
  2      0.12      0.09     0.077     0.075     0.081     0.101     0.099     0.101     0.102     0.093
  3     0.064     0.063     0.069     0.083     0.103     0.101     0.106     0.104     0.095      0.12
  4     0.064     0.071     0.077     0.098     0.103     0.106     0.099     0.097     0.116      0.12
  5     0.072     0.078     0.092      0.09     0.096     0.094     0.092     0.111     0.123      0.12
  6      0.08     0.086     0.077     0.083     0.089     0.087     0.106     0.125     0.123     0.133
  7      0.08     0.078     0.077      0.09     0.089     0.101      0.12     0.125     0.136     0.193
  8      0.08     0.078     0.085      0.09     0.096     0.123      0.12     0.132     0.197     0.233
  9      0.08     0.086     0.092     0.098     0.125     0.123     0.135     0.194     0.238     0.253
 10     0.088     0.094       0.1     0.128     0.125     0.137     0.198     0.236     0.252     0.253
 11     0.096     0.102     0.131     0.128     0.133     0.202     0.241     0.257     0.259     0.273
 12     0.096     0.133     0.123     0.136     0.207     0.246     0.262     0.264     0.279     0.287
 13     0.112     0.125     0.131     0.211     0.251      0.26     0.262     0.2_5     0.286     0.287
 14     0.128     0.133     0.207     0.256     0.266      0.26     0.291     0.292     0.286       0.3
 15     0.133     0.215     0.258     0.269     0.268     0.297     0.299     0.267     0.288      0.29
 16     0.215     0.261     0.271      0.27     0.295     0.289     0.285      0.29     0.289     0.298
 17     0.264     0.267     0.269      0.29     0.286     0.262     0.291     0.292     0.299      0.32
 18     0.268     0.267     0.282     0.283     0.263     0.264     0.275     0.293     0.319     0.336
 19     0.265      0.28     0.287     0.263     0.248     0.251     0.273     0.307     0.337     0.341
 20     0.255     0.274     0.259     0.246     0.238      0.25     0.282     0.318     0.344     0.327
 21     0.233     0.237     0.234     0.234     0.239      0.26     0.288     0.318     0.323     0.313
 22     0.184     0.204     0.215     0.233     0.251     0.283     0.302     0.292     0.306     0.323
 23     0.164     0.188     0.214     0.251     0.278     0.293     0.291     0.294     0.314     0.334
 24     0.149      0.18     0.223     0.267     0.297     0.294     0.292     0.308     0.331     0.354
 25     0.139     0.179      0.23     0.275     0.291      0.29     0.308      0.33      0.35     0.368
 26     0.135     0.176     0.228     0.259      0.29     0.313     0.334     0.355     0.372     0.385
 27     0.128     0.165     0.207     0.248     0.299     0.338     0.362     0.377     0.389       0.4
 28     0.141     0.165     0.204     0.248     0.304     0.347     0.371     0.395     0.406     0.431
 29     0.141     0.167     0.209     0.256      0.31     0.351     0.384     0.411     0.435     0.466
 30     0.144     0.175      0.22     0.264     0.312     0.359     0.395     0.435     0.468     0.496
 31     0.151     0.189     0.232     0.269     0.317     0.364     0.413     0.462     0.497      0.54
 32     0.164     0.204     0.241     0.276      0.32     0.375     0.433     0.485     0.538     0.577
 33     0.169     0.213     0.259       0.3     0.351     0.406     0.454     0.516     0.586     0.658
 34     0.173     0.225     0.276      0.33     0.387     0.434     0.487     0.562     0.645     0.719
 35     0.178     0.235     0.298     0.364     0.419     0.472     0.535     0.621     0.712     0.786
 36     0.182     0.251     0.324     0.395     0.463     0.527     0.595     0.687     0.785     0.863
 37     0.189     0.268     0.347     0.437     0.524     0.595     0.663     0.759     0.869     0.957
 38     0.197     0.279     0.369     0.477     0.577     0.657     0.728      0.83     0.955     1.058
 39     0.201     0.297     0.404     0.527     0.637     0.724     0.803     0.917     1.043     1.168
 40      0.21     0.325     0.448     0.584     0.703     0.802     0.895     1.007     1.138     1.287
 41     0.226     0.359     0.497     0.646     0.779     0.898     0.991     1.105     1.238     1.411
 42     0.245     0.398     0.551     0.718     0.872         1     1.098     1.209      1.34     1.552
 43     0.273     0.445      0.62     0.811      0.97     1.101     1.201     1.323     1.482     1.724
 44     0.305       0.5     0.704      0.91     1.079      1.21     1.308     1.453     1.655     1.911
 45     0.341     0.567     0.795     1.021     1.198     1.322     1.429     1.611     1.844      2.06
 46     0.386     0.639     0.896     1.143     1.323     1.451     1.577     1.783     2.018     2.264
 47     0.434      0.72     1.008     1.272     1.466     1.607     1.736     1.938     2.209     2.462
 48     0.484     0.777     1.065     1.338     1.563     1.728     1.855     2.078     2.362     2.665
 49     0.538     0.834     1.127     1.419     1.659     1.823     1.984     2.227      2.56     2.896
 50     0.596     0.898     1.203     1.497     1.727     1.924      2.12     2.418     2.783     3.116
 51     0.662     0.975     1.278     1.547     1.797     2.027     2.296     2.633     2.995     3.325
 52     0.742     1.056     1.331       1.6     1.866     2.164      2.49     2.836     3.198     3.526
 53     0.765     1.095     1.412     1.712      2.05     2.411     2.768     3.147     3.523     3.857
 54     0.771     1.144     1.495     1.857     2.254     2.655     3.059     3.473     3.868     4.115
 55     0.786      1.19     1.604     2.009     2.447     2.909     3.365     3.822     4.141     4.517
 56     0.794     1.255     1.713     2.143     2.644     3.174     3.689     4.095      4.56     4.946
 57     0.812     1.305     1.795     2.278      2.85     3.454     3.933     4.518      5.01     5.397
 58     0.828     1.406         2     2.567     3.163     3.654     4.224     4.783     5.282     5.687
 59      0.84     1.524     2.229     2.881     3.389     3.995     4.527     5.045     5.553     6.066
 60     0.848     1.659     2.477     3.105     3.765     4.358     4.834     5.307      5.91     6.595
 61      0.87     1.803     2.621      3.48      4.17     4.739     5.151     5.652     6.409     7.105
 62     0.889     1.825     2.906     3.889     4.602     5.142     5.559     6.133     6.886     7.707
 63     0.914     2.025     3.131     4.087     4.762     5.357     5.937     6.534     7.391     8.269
 64     1.065     2.241     3.362     4.283     4.982     5.678     6.275     7.004     7.915     8.745
 65     1.234     2.471     3.603     4.544     5.305      5.95     6.669      7.49     8.354     9.226
 66     1.418     2.718     3.912     4.911     5.588     6.265     7.066     7.894     8.794     9.___
 67     1.621     3.027      4.33     5.257     5.917     6.814     7.735     8.297     9.219     10.19
 68     1.939     3.526     4.915     6.027     6.796      7.62     8.415     9.102    10.241    11.708
 69     2.348     4.064     5.618       6.9     7.697     8.586     9.048    10.005    11.395    13.___
 70     2.599     3.983     6.055     6.943     7.771     8.665     9.666    10.976    13.099    16.491
 71     2.919     4.296     6.362     7.152     8.508     9.504    10.814    12.497    15.405    19.541
 72     3.358     4.869     6.743     7.745      9.35    10.641    12.232    14.994    18.793    22.458
 73     3.779     5.424     7.209     8.496    10.355    11.929    14.807    17.699     21.66    26.048
 74     4.254     6.026     7.812     9.438    11.722    14.101    17.065    20.821    24.855     29.36
 75     4.684      6.61     8.793    10.696    13.361    16.397    19.775     23.97    28.056    32.342
 76     5.178      7.37    10.093    12.323    15.399    18.678    22.738    27.059    31.129    35.367
 77     5.733      8.55    11.638    14.505    18.038    21.523     25.63    30.171    34.433    39.078
 78     6.489     9.828    13.567     16.67    20.717    24.518    26.326    33.794    37.954    43.533
 79     7.466    11.327    15.592    19.272    23.746    27.483    31.441    37.584    42.621    50.679
 80     8.621     13.09    17.922    21.946    26.303    30.271    35.017    41.653    49.645    58.879
 81     9.926    15.102    20.566    24.274    29.041    33.576    39.065     47.14    58.143    69.579
 82    11.399    17.255    22.907     26.67    32.062     37.63    44.154    56.033    69.106    80.634
 83    12.944    19.521     25.29    29.586    36.446    42.586    55.495     65.85    79.184    91.696
 84    15.202    21.509     27.84    33.869    42.984    54.912    66.948    80.336    92.921    102.37

Age       11        12        13        14        15        16        17        18        19        20
---   ------    -------   -------   -------   -------   -------   -------   -------   -------   -------
  0     0.0__     0.10_     0.129     0.147     0.152     0.163     0.194     0.223      0.25     0.277
  1     0.0_2     0.124     0.136     0.135     0.146     0.196     0.225     0.252      0.28     0.309
  2     0.125     0.131     0.129     0.141      0.19     0.227     0.25_     0.283     0.312     0.335
  3     0.125     0.124     0.136     0.192     0.222     0.257     0.2__     0.316     0.338     0.323
  4     0.125     0.131     0.194     0.224     0.254     0.289     0.319     0.341     0.327     0.315
  5     0.132      0.19     0.227      0.25      0.26     0.322     0.345      0.33     0.318     0.312
  6     0.192     0.229     0.252     0.2_3     0.279     0.348     0.333     0.321     0.315     0.324
  7     0.231     0.248     0.2__     0.2__     0.2_2     0.337     0.324     0.319     0.328     0.353
  8     0.251     0.255     0.2__     0.2__     0.2_2     0.328     0.322     0.331     0.356      0.36
  9     0.251     0.268     0.291     0.2__     0.317     0.325     0.334      0.36     0.384     0.396
 10     0.271     0.288     0.2__     0.314     0.304     0.338     0.364     0.388       0.4     0.379
 11     0.2_4     0.288     0.311     0.301     0.317     0.367     0.392     0.404     0.382     0.367
 12     0.2_4     0.307     0.304     0.314     0.343     0.396     0.406     0.386     0.371     0.369
 13     0.304     0.301     0.311     0.333     0.3_2     0.412      0.39     0.375     0.373     0.382
 14     0.304     0.307     0.324     0.359     0.3_7     0.394     0.378     0.377     0.386     0.396
 15     0.302     0.329     0.363     0.391     0.3__     0.382     0.381      0.39       0.4     0.407
 16     0.324      0.35     0.3__      0.3_     0.355     0.384     0.394     0.404     0.411      0.42
 17     0.341     0.354     0.329     0.32_     0.363     0.3__     0.408     0.415     0.424     0.436
 18     0.347     0.328     0.323     0.356     0.368     0.413     0.419     0.429      0.44     0.455
 19     0.327     0.314     0.333     0.3_3     0.373     0.423     0.433     0.444     0.459     0.477
 20     0.315     0.318     0.344      0.37     0.374     0.437     0.449     0.464     0.482     0.494
 21      0.32     0.332     0.355     0.373     0.385     0.404     0.464     0.482     0.499     0.516
 22     0.335     0.355     0.366     0.382     0.403     0.422     0.448     0.479     0.522      0.56
 23     0.3_3     0.3__     0.383     0.401     0.425     0.452     0.479     0.522     0.5__     0.615
 24     0.367     0.383     0.404     0.4_8     0.457     0.478     0.521     0.564     0.621     0.676
 25     0.386     0.403      0.43     0.4_8     0.4_1     0.521     0.568     0.621     0.676     0.743
 26     0.403     0.424      0.46     0.4_5     0.518     0.573     0.627     0.683     0.749      0.82
 27     0.427     0.462     0.4_7     0.523     0.578     0.634      0.69     0.757     0.827     0.915
 28     0.462     0.487     0.526     0.573     0.637     0.697     0.764     0.836     0.922     1.014
 29     0.4_2      0.53     0.575     0.635     0.703     0.772     0.844     0.931     1.023     1.124
 30     0.535     0.579     0.641      0.71      0.78     0.853      0.94     1.032     1.134     1.243
 31     0.578     0.646     0.715     0.787     0.861      0.95     1.042     1.145     1.252     1.367
 32     0.653     0.718     0.793      0.87     0.959     1.053     1.156     1.264     1.378     1.50_
 33     0.718     0.797     0.879     0.9__     1.0_3     1.167     1.276     1.391     1.523     1.681
 34       0.8      0.88     0.979     1.074     1.178      1.29     1.404     1.537     1.___     1.869
 35     0.875     0.977     1.064     1.189       1.3     1.418     1.552     1.716     1.888     2.039
 36     0.967     1.079       1.2     1.312     1.431     1.567     1.732     1.907     2.058     2.212
 37     1.063      1.19     1.325     1.445     1.582     1.7__     1.926     2.078     2.233     2.389
 38     1.189     1.322     1.459     1.597     1.7__     1.946     2.098     2.255     2.411     2.622
 39     1.326      1.46     1.613     1.783     1.9__     2.118     2.278     2.433      2.64     2.912
 40     1.471     1.625       1._     1.9_5     2.138     2.301     2.453     2.__2     2.929     3.237
 41     1.638     1.815     2.005     2.159     2.324      2.47     2.686     2.956     3.237     3.434
 42     1.768     2.018     2.178     2.347     2.495     2.708     2.977     3.236     3.469      3.71
 43     2.024     2.194     2.367      2.52     2.729     3.001     3.252     3.504     3.709     3.963
 44     2.184     2.371      2.54     2.712     3.025     3.268     3.502     3.746     3.972     4.275
 45     2.355     2.562     2.736     3.046     3.292       3.5     3.744     3.991     4.296     4.746
 46     2.539     2.749     3.068     3.317     3.532     3.782      4.01     4.316     4.769     5.095
 47     2.774     3.0__     3.342     3.567       3.8     4.029     4.336     4.792      5.12     5.509
 48     3.017     3.342     3.601     3.796     4.029     4.357      4.79     5.144     5.565     6.037
 49     3.251     3.584     3.799     4.035     4.3_4     4.78_     5.169     5.621     6.096     6.599
 50     3.473      3.82     4.032     4.353     4.795     5.193     5.648     6.128     6.632     7.401
 51     3.686     4.059     4.296     4.721     5.233     5.675     6.158     6.___     7.468     8.255
 52     3.8__     4.212     4.601     5.109     5.693     6.1__     6.7__     7.544     8.339     9.147
 53     4.142     4.601     5.0__     5.639     6.216     6.814      7.62     8.423      9.24    10.262
 54     4.524     5.016     5.5__     6.207     6.876     7.697     8.50_     9.286    10.355    11.124
 55      4.93      5.45     6.097      6.92     7.754     8.594     9.379    10.449    11.237    12.033
 56     5.354     5.909     6.765     7.693     8.669     9.474    10.544     11.35    12.142    13.092
 57     5.803      6.49     7._53     8.503      9.57    10._51    11.441    12.201    13.197    14.286
 58     6.229     7.093     8.256     9.628    10.719    11.522    12.324    13.289    14.354    15.122
 59     6.815     7.684      8.97    10.452    11.612    12.449    13.352    14.4__    15.192    16.401
 60     7.391     8.384     9.732    11.193    12.564    13.487    14.5__    15.262    16.381    18.275
 61     8.074     9.137    10.415    11.967    13.561    14.638    15.247    16.546    18.141    21.425
 62     8.809     9.824    11.127    12.755    14.__1    15.401    16.713    18.217    21.519     25.04
 63     9.384    10.553    11.945    13.612    15.556     16.__    18.293    21.613    25.012    28.491
 64     9.977    11.304    12.841    14.542     16.82    18.368    21.706    25.123    2_.618    32.293
 65    10.572    12.126    13.824    15.837    18.4_5      21.8    25.233    2_.907     32.62    36.364
 66    11.211    13.025    15.177     17.52    21.__3    25.343    29.134    32.949    36.532    39.712
 67    11.895    14.2__    17._78    21.599    25.453    29.329    33.097    36.___    40.113    43.999
 68    14.348    17.561    21.558    25.415    29.457    33.431    36.__3    40.29_    44.205    49.479
 69    17.50_    21.739    25.397    29.417     33.58    37.033    40.483     44.41    49.979    57.445
 70    20.671    24.725    2_.92_    33.272    36.991    40.532    44.371    49.941    57.531    67.063
 71    23.756    28.2__    32.684    36.861    40.624    44.524    50.336    57.863    67.451    78.784
 72     27.53    32.275    36.046    40.438    44.625    50.124    58.258    67.767     79.24    90.196
 73    31.108    35.768    39.828    44.473    50.183    58.529    68.157    79.356    90.138    99.216
 74    34.355    39.107    43.755    49.447    58.477    68.396    79.812    91.048   100.219    105.91
 75    37.612    43.017    48.405     57.77    68.863    79.919     91.77   101.231   106.526   108.894
 76    41.458    47.279    5_.386    68.267    80.285    92.297   101.707   107.259   109.878   118.206
 77     46.01    54.969    66.499    79.314    92.019   102.182   107.764   110.286   118.903   130.639
 78    52.848    64.786    78.315    90.706   102.096   10_.386   110.927   119.476   131.358   142.475
 79    62.051    76.196    89.563   100.312   106.537   110.494   119.796   131.875   143.914    153.87
 80    73.476    88.388    99.048   106.415   110.765   119.961   132.349   145.368   155.424   166.5_7
 81    84.029    96.596   104.722   106.472   120.268   132.213   146.836   156.994    168.25   180.725
 82    94.069   102.132   107.733   119.961   133.451   146.319    158.58   169.949   182.551   196.988
 83    101.69   106.573   120.968   134.701   149.817   180.181   171.666   184.395   198.978     215.7
 84   109.406   122.024   135.9_2   151.331   161.799     173.4   186.257   200.988   217.879   237.271

Age       21        22        23        24        25        UR
---   ------    -------   -------   -------   -------   -------
  0     0.306     0.3__     0.314     0.302     0.297     0.305
  1     0.331     0.317     0.305       0.3     0.309     0.332
  2      0.32     0.30_     0.30_     0.312     0.336     0.358
  3     0.312     0.30_     0.315     0.339     0.362     0.373
  4     0.309     0.318     0.342     0.365     0.377     0.356
  5     0.321     0.346     0.3_9      0.3_      0.36     0.346
  6     0.349     0.373     0.384     0.364     0.349     0.348
  7     0.376     0.388     0.367     0.353     0.351      0.36
  8     0.3_2     0.371     0.35_     0.355     0.364     0.373
  9     0.375      0.36     0.358     0.367     0.377     0.383
 10     0.363     0.362     0.371     0.381     0.387     0.396
 11     0.366     0.375     0.384     0.391       0.4      0.41
 12     0.379     0.388     0.395     0.404     0.414     0.42_
 13     0.3_2     0.399     0.406     0.418     0.433     0.449
 14     0.403     0.412     0.423     0.437     0.453     0.465
 15     0.416     0.427     0.441     0.458     0.469     0.486
 16     0.431     0.446     0.463     0.474     0.491     0.527
 17      0.45     0.467     0.479     0.496     0.533     0.579
 18     0.472     0.484     0.501     0.538     0.585     0.637
 19     0.489     0.506     0.543     0.591     0.643       0.7
 20     0.511     0.549     0.597      0.65     0.707     0.772
 21     0.554     0.603     0.656     0.714      0.78     0.861
 22     0.609     0.663     0.721     0.788      0.87     0.955
 23     0.669     0.726     0.796     0.879     0.965     1.058
 24     0.736     0.804     0.887     0.974     1.069      1.17
 25     0.812     0.896     0.964      1.06     1.182     1.2_7
 26     0.905     0.994     1.091     1.194       1.3     1.421
 27     1.004     1.102     1.206     1.313     1.435     1.584
 28     1.113     1.218     1.326     1.449       1.6     1.762
 29      1.23      1.34     1.464     1.616     1.779     1.925
 30     1.353     1.479     1.632     1.797     1.945     2.086
 31     1.494     1.649     1.816     1.964     2.107     2.263
 32     1.665     1.834     1.984     2.129     2.286     2.486
 33     1.852     2.004      2.15     2.309     2.511     2.769
 34     2.024     2.172     2.332     2.536     2.797     3.079
 35     2.189     2.356     2.562     2.825      3.11     3.402
 36     2.368     2.588     2.854     3.141     3.436     3.675
 37     2.606     2.883     3.173     3.471     3.713     3.957
 38     2.897     3.192     3.471     3.713     3.957      4.28
 39     3.221     3.401     3._75     3.997      4.28     4.653
 40     3.435     3.674     3.917     4.236     4.606     5.047
 41     3.673     3.915     4.214     4.653     4.971     5.457
 42     3.934     4.234     4.676     4.996     5.348     5.888
 43     4.255     4.699     5.021     5.375     5.829     6.437
 44     4.722     5.046     5.401     5.888     6.372     7.103
 45      5.07     5.458     5.918     6.404     7.103     7.851
 46     5.482     5.947     6.436     7.175     7.851     8.743
 47     6.007     6.501     7.247      7.93     8.743      9.73
 48     6.533     7.321      8.01     8.831     9.796    10.687
 49     7.357     8.091     8.893     9.897    10.687    11.726
 50     8.173     9.9_3     9.967    10.762    11.609     12.84
 51     9.056    10._78    10.838    11.702     12.58    14.083
 52     10.17    10.936     11.76    12.707    13.799    15.476
 53    11.036    11.842    12.836    13.936    14.772     17.35
 54    11.925    12.939    14.079    14.842    16.298    19.776
 55    13.029    14.148    14.833    16.266    18.378    22.792
 56    14.217    14.963    16.272    18.362     20.95    26.194
 57    15.053    16.255    18.343    20.929    25.665    29.971
 58    16.237    18.323    21.023    25.657    27.549    33.782
 59      18.3    21.117    25.376    27.736    31.393    37.213
 60     21.33     25.3_    27.892    31.607    35.334    40.639
 61    25.341     2_.0_    31.856    35._91    38.587    44.543
 62    2_.301    32.002     35.86    38.976    42.743     50.09
 63    32.148    3_.02_    39.161     42.72    47.813    57.535
 64    36.19_    3_.345    43.152     48.04    55.152    67.384
 65    39.742    43.356    48.526    55.651    64.661    78.992
 66    43.559    48.859    56.153    65.245      75.8    90.338
 67    4_.248    56.601    65.7__    76.404      87.6    99.904
 68     56.87     66.29    77.095    88.024    96.877   105.627
 69    66.605    77.709    88.448    96.836   102.426   108.031
 70    78.079    88._71    97._14   103.138   105.631   115.805
 71    89.294    96.386   103.962   105.816   114.752   124.488
 72     9_.75   104.682   10_.439   115.557   124.885   134.137
 73   105.295   107.514   116.008   125.873   135.492   144.865
 74   10_.14_   116.818   127.016   136.861   146.329    15_.82
 75    117.45   12_.169   138.243   147.807   158.404   170.149
 76   129.3__    139.64     149.3   160.004   171.868    185.46
 77    141.05   150.80_    1_1.62   173.604   187.334   203.077
 78   152.331   163.253   175.357   189.226   205.128   223.386
 79   164.902   177.129   191.137     207.2   225.642   246.841
 80   17_.918   193.068   209.293   227.922   249.334   273.993
 81   195.018   211.407   230.224   251.853   276.761    306.87
 82   213.543   232.549   254.397   279.557    309.97   346.761
 83   234.___   256.967    2_2.3_   313.101   350.264   395.307
 84   25_.5_2   285.233   316.264   353.802     399.3   454.604


 85    18.__1    24.288    31.849    39.666    54.474    67.821    81.727    94.402   103.915   110.244
 86    24.207    30.425    38.919    51.816    68.713    82.912    96.104   105.674    112.06   124.121
 87    29._35    38.124    50.777    69.602    84.123     97.62   107.646    114.09   126.362   139.817
 88    37.2_1    49.859    68.5_5    85.33_    99.158   109.466    116.27   128.743   142.50_   157.538
 89     47.46    __.822     84.67   100.718   111.316   118.354   131.255   145.30_   160.753   170.138
 90    67.775    86.261   100.557   113.195   120.474   133.727   148.227   164.034    173.61   184.178
 91    _4.624   102.485   113.633   122.647    136.26   151.141   167.382   177.153   187.937   199.833
 92   101.438    115.85   123.703   138.826   154.112   170.798   180.769   191.772   203.911   217.815
 93   115.566   126.138   140.625   157.142   174.283   184.458   195.686   20_.072    222.26   238.505
 94   126.688   143.431   159.793    177.84   188.222    199.68   212.319   226.796   243.373   2_2.357
 95   144.907    163.02    181.47   192.063   203.75_   216.652   231.425   24_.339   267.711   2__.904
 96   165.575   185.173   195.983   207.913   221.073   236.148   253.406   273.175   295.821   321.793
 97   188.952   199.983   212.156   225.585   240.967   258.579    278.75   301.858   326.361   3_0.406
 98   204.064   216.486   230.189   245.885   263.___   284.43_   308.018   335.062   367.761   407.256
 99   220.904   234.886   250.903   2__.241   290.243   314.304     341.9   375.266   415.567   464.271

 85   123.068   137.235   152.859   163.434   175.152   188.138   203.018   220.079   239.668   262.184
 86    138.52   154.403   165.085   176.921   190.039   205.068   222.302   242.069   264.832   291.024
 87   155.963   166.752   178.708   191.958    207.14   224.548   244.534   267.507   293.964   325.945
 88   168.437   180.513   193.897   209.232   226.816   247.004    270.21   296.933   329.237   368.315
 89   182.336   195.856   211.346   229.107   249.499   272.939   299.932   332.563   372.035   419.878
 90   197.834    213.48   231.421   252.019   275.696   302.962   335.922   375.793   424.119    482.86
 91   215.637   233.759   254.585   278.481   306.022   339.315   379.589   426.403   487.738   603.215
 92    236.12   257.136   281.294   309.113   342.742   383.423   432.731   4_2.6_5   609.30_         0
 93   259.734   284.135   312.236   346.204   387.296   437.102   497.641   615.463         0         0
 94   287.006    315.39   349.701   391.208   441.517   502.668    621.68         0         0         0
 95   318.575   353.234    395.16   445.977   507.745   627.959         0         0         0         0
 96   356.802   399.151   450.481   512.874   634.302         0         0         0         0         0
 97   403.183   455.032   518.054   640.709         0         0         0         0         0         0
 98   459.628   523.287   647.181         0         0         0         0         0         0         0
 99   528.573   653.718         0         0         0         0         0         0         0         0

 85   2__.114   319.458   357.376   403.333   459.196   567.915
 86   322.685   360.985   407.407   463.834   573.652         0
 87   364.632   411.523   468.519   579.44_         0         0
 88   415.679   473.252   585.299         0         0         0
 89   478.032   591.211         0         0         0         0
 90   597.183         0         0         0         0         0
 91         0         0         0         0         0         0
 92         0         0         0         0         0         0
 93         0         0         0         0         0         0
 94         0         0         0         0         0         0
 95         0         0         0         0         0         0
 96         0         0         0         0         0         0
 97         0         0         0         0         0         0
 98         0         0         0         0         0         0
 99         0         0         0         0         0         0